                                                                  EXHIBIT 10.(z)


                AMENDED and RESTATED REVOLVING CREDIT AGREEMENT

                           dated as of April 21, 1999


                                     among


                              GUEST SUPPLY, INC.,
                             GUEST PACKAGING, INC.,
                             BRECKENRIDGE-REMY CO.,
                       GUEST DISTRIBUTION SERVICES, INC.
                         and KAPADIA ENTERPRISES, INC.,
                     Jointly and Severally, as the Borrower


                         PNC BANK, NATIONAL ASSOCIATION
                FIRST UNION NATIONAL BANK, and FLEET BANK, N.A.
                                   as Lenders


                                      and


                    PNC BANK, NATIONAL ASSOCIATION, as Agent

                               TABLE OF CONTENTS
                               -----------------


                                                                          Page
                                                                          ----

ARTICLE 1.  DEFINITIONS...................................................  1
        Section 1.1  Defined Terms........................................  1
        Section 1.2  Other Definitional Provisions........................ 17

ARTICLE 2.  AMOUNT AND TERMS OF COMMITMENTS............................... 17
        Section 2.1  Revolving Credit Commitments......................... 17
        Section 2.2  Revolving Credit Note................................ 17
        Section 2.3  Procedure for Revolving Credit Borrowings............ 18
        Section 2.4  Commitment and Other Fees............................ 19
        Section 2.5  Termination/Reduction of Commitments................. 19
        Section 2.6  Prepayments.......................................... 20
        Section 2.7  Conversion and Continuation Options.................. 20
        Section 2.8  Minimum Amounts of Tranches/Number of Tranches....... 21
        Section 2.9  Interest Rates and Payment Dates..................... 21
        Section 2.10 Inability to Determine Interest Rate................. 22
        Section 2.11 Payments/Funding..................................... 23
        Section 2.12 Change in Legality................................... 24
        Section 2.13 Increased Costs...................................... 24
        Section 2.14 Indemnity............................................ 27
        Section 2.15 Letters of Credit.................................... 28
        Section 2.16 Purpose of Loans..................................... 31

ARTICLE 3  REPRESENTATIONS AND WARRANTIES................................. 31
        Section 3.1  Financial Condition.................................. 31
        Section 3.2  No Material Adverse Change........................... 32
        Section 3.3  Corporate Existence; Compliance with Law............. 32
        Section 3.4  Corporate Power; Authorization; Enforceable
                       Obligations........................................ 32
        Section 3.5  No Legal Bar......................................... 33
        Section 3.6  No Material Litigation............................... 33
        Section 3.7  No Default........................................... 33
        Section 3.8  Ownership of Property; Liens......................... 34
        Section 3.9  Intellectual Property................................ 34
        Section 3.10 No Burdensome Restrictions........................... 34
        Section 3.11 Taxes................................................ 34
        Section 3.12 Federal Regulations.................................. 34
        Section 3.13 Investment Company Act; Public Utility
                        Holding Company Act; Other Regulations............ 35
        Section 3.14 Subsidiaries......................................... 35
        Section 3.15 Employee Grievances.................................. 35
        Section 3.16 ERISA................................................ 35

                                                                          Page
                                                                          ----

ARTICLE 4  CONDITIONS PRECEDENT........................................... 36
        Section 4.1  Conditions to Effective Date......................... 36
        Section 4.2  Conditions to Each Loan.............................. 38

ARTICLE 5  AFFIRMATIVE COVENANTS.......................................... 39
        Section 5.1  Financial Statements................................. 39
        Section 5.2  Certificates; Other Information...................... 40
        Section 5.3  Payment of Obligations............................... 40
        Section 5.4  Conduct of Business and Maintenance of Existence..... 41
        Section 5.5  Maintenance of Property; Insurance................... 41
        Section 5.6  Inspection of Property; Books and Records;
                        Discussions....................................... 41
        Section 5.7  Notices.............................................. 41
        Section 5.8  ERISA Compliance..................................... 42
        Section 5.9  Taxes and Claims..................................... 42
        Section 5.10 Environmental Matters................................ 43
        Section 5.11 Hedging Transactions................................. 43
        Section 5.12 Foreign Subsidiaries................................. 43
        Section 5.13 Landlord Waivers and Consents........................ 43

ARTICLE 6  NEGATIVE COVENANTS............................................. 44
        Section 6.1  Limitation on Indebtedness........................... 44
        Section 6.2  Limitation on Liens.................................. 44
        Section 6.3  Limitation on Contingent Obligations................. 45
        Section 6.4  Limitations on Fundamental Changes................... 46
        Section 6.5  Limitation on Sale of Assets......................... 46
        Section 6.6  Limitation on Investments, Loans and Advances........ 46
        Section 6.7  Limitation on Optional Payments and
                        Modifications of Debt Instruments................. 47
        Section 6.8  Transactions with Affiliates......................... 48
        Section 6.9  Fiscal Year.......................................... 48
        Section 6.10 Limitation on Conduct of Business.................... 48
        Section 6.11 Tangible Net Worth................................... 48
        Section 6.12 Fixed Charge Coverage Ratio.......................... 48
        Section 6.13 Funded Debt to EBITDA................................ 48
        Section 6.14 Capital Expenditures................................. 48
        Section 6.15 Obligor Tangible Assets.............................. 48
        Section 6.16 ERISA Obligations.................................... 49
        Section 6.17 Restricted Payments.................................. 49

ARTICLE 7  EVENTS OF DEFAULT.............................................. 49
        Section 7.1  Events of Default.................................... 49

ARTICLE 8  THE AGENT...................................................... 52
        Section 8.1  Actions.............................................. 52
        Section 8.2  Exculpation.......................................... 53

        Section 8.3  Successor............................................ 53
        Section 8.4  Credit Decisions..................................... 53

        Section 8.5  Notices, etc. from Agent............................. 54
        Section 8.6  Security Documents................................... 54

ARTICLE 9  PURCHASING LENDER.............................................. 54
        Section 9.1  Purchasing Lender.................................... 54
        Section 9.2  Disclosure of Information............................ 55
        Section 9.3  Pledges to Federal Reserve Bank...................... 56

ARTICLE 10  MISCELLANEOUS................................................. 56
        Section 10.1  Amendments and Waivers.............................. 56
        Section 10.2  Notices............................................. 58
        Section 10.3  No Waiver; Cumulative Remedies...................... 60
        Section 10.4  Survival of Representations and Warranties.......... 60
        Section 10.5  Payment of Expenses and Taxes....................... 60
        Section 10.6  Successors and Assigns.............................. 61
        Section 10.7  Set-off/Sharing..................................... 61
        Section 10.8  Original Agreement.................................. 62
        Section 10.9  Counterparts........................................ 62
        Section 10.10 Severability........................................ 63
        Section 10.11 Integration......................................... 63
        Section 10.12 Governing Law....................................... 63
        Section 10.13 Submission To Jurisdiction; Waivers................. 63
        Section 10.14 Acknowledgments..................................... 64
        Section 10.15 Waivers of Jury Trial............................... 64

Exhibits
--------

Exhibit A      Revolving Credit Note
Exhibit B      Borrowing Base Certificate
Exhibit C      Issuance Request
Exhibit D      Form of Letter of Credit
Exhibit E      Form of Letter of Credit
Exhibit F      Opinion of Counsel
Exhibit G      Security Agreement
Exhibit H      Leasehold Mortgage
Exhibit I      Collateral Agency and Intercreditor Agreement
Exhibit J      Omitted
Exhibit K      Environmental Indemnity
Exhibit L      Landlord's Waiver & Consent

Schedules
---------

Schedule I     Commitments
Schedule II    Consents ((S) 3.4(b))
Schedule III   Litigation ((S) 3.6)
Schedule IV    Intellectual Property ((S) 3.9)
Schedule V     Subsidiaries ((S) 3.14)
Schedule VI    Employee Grievances ((S) 3.15)
Schedule VII   ERISA Plans ((S) 3.16)
Schedule VIII  Liens ((S) 6.2(g))

                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                -----------------------------------------------


          AMENDED and RESTATED REVOLVING CREDIT AGREEMENT, dated as of April 21, 1999 among GUEST SUPPLY, INC. ("GSI"), a New Jersey corporation, GUEST PACKAGING, INC., a New Jersey corporation, BRECKENRIDGE-REMY CO., a Delaware corporation, and GUEST DISTRIBUTION SERVICES, INC., a Delaware corporation and KAPADIA ENTERPRISES, INC., a California corporation, jointly and severally as co-borrowers and co-obligors (collectively, the "Borrower"), PNC BANK, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK and FLEET BANK, N.A. (each a "Lender" and, collectively, the "Lenders") and PNC BANK, NATIONAL ASSOCIATION as agent for the Lenders (in such capacity, the "Agent").


                              W I T N E S S E T H:
                              -------------------

          WHEREAS, GSI, Guest Packaging, Inc., Breckenridge-Remy Co. and Guest Distribution Services, Inc., and Agent entered into a Revolving Credit Agreement (the "Original Agreement") dated December 3, 1997; and

          WHEREAS, the Borrower has requested the Lenders to extend a new credit facility to Borrower; and

          WHEREAS, the Lenders have agreed, upon the terms and conditions set forth herein, to extend such credit facility to the Borrower; and

          WHEREAS, the Borrower and Lenders have agreed that the Original Agreement will be terminated and amounts outstanding thereunder will be repaid simultaneously with the making of the initial loan hereunder.

          NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lenders, the Agent and the Borrower hereby agree as follows:

           ARTICLE 1.  DEFINITIONS

           Section 1.1  Defined Terms.  As used in this Agreement, the following
                        -------------
terms shall have the following meanings:

          "Affiliate" as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Agent" (a) PNC Bank, National Association; or (b) such other bank or financial institution as shall have been subsequently appointed as successor Agent pursuant to Section 8.3 of this Agreement.

          "Agreement" this Revolving Credit Agreement, as amended, supplemented or otherwise modified from time to time.

          "Applicable Fee Rate" means a rate per annum determined in accordance with the Pricing Schedule.

          "Applicable Margin" means a rate per annum determined in accordance with the Pricing Schedule.

          "Assignment and Acceptance" as defined in Section 9.1.

          "Available Commitment" at any time with respect to Revolving Credit Loans for each Lender, an amount equal to (i) the amount of such Lender's Commitment at such time to make Revolving Credit Loans minus (ii) the sum of (a)
                                                       -----
the aggregate principal amount of all then outstanding Revolving Credit Loans made by such Lender and (b) the amount of such Lender's Percentage of the Letter of Credit Outstandings at such time.

          "Board" the Board of Governors of the Federal Reserve System of the United States.

          "Borrowing Base"means (1), for the period from the date hereof to September 30, 2000 an amount equal to the sum of (x) 80% of the value of Eligible Receivables for the most recent Calculation Period plus (y) 20% of the
                                                            ----
aggregate amount of Letter of Credit Outstandings (less the then aggregate amount of all unpaid and outstanding Reimbursement Obligations) during such Calculation Period (provided, however, that if the value of "x" is less than "y," then the Borrowing Base shall exclude the amount calculated pursuant to clause (y)) plus (z) the lesser of $10,000,000 and 20% of the aggregate value of
            ----
unsold inventory of each Person constituting the Borrower for the most recent Calculation Period and (2) for each Calculation Period thereafter (beginning October, 2000) an amount equal to the sum of (x) 80% of the value of Eligible Receivables for the most recent Calculation Period plus (y) 20% of the aggregate
                                                   ----
amount of Letter of Credit Outstandings (less the then aggregate amount of all unpaid and outstanding Reimbursement Obligations) during such Calculation Period, provided, however, that if the value of "x" is less than "y," then the Borrowing Base shall exclude the amount calculated pursuant to clause (y).

          "Borrowing Base Certificate" a certificate in the form of Exhibit B hereto to be delivered by the Borrower for each Calculation Period.

          "Borrowing Date" any Business Day specified in a notice pursuant to
Section 2.3 as a date on which a Borrower requests the Lenders to make Loans.

          "Business Day" a day other than Saturday, Sunday or other day on which commercial banks in New Jersey are authorized or required by law to be closed and, in the case of Eurodollar Loans, a day which is also a Working Day.

          "CAPEX" for any period, the cost attributed in accordance with GAAP consistent with those applied in preparation of the financial statements referred to in Section 5.1 hereof to acquisitions during such period by GSI and/or its consolidated Subsidiaries of any asset, tangible or intangible, or replacements or substitutes therefor or additions thereto which are treated as a non current asset on such financial statements, including, without limitation, the acquisition or construction of assets having a useful life of more than one year.

          "Calculation Period" each successive calendar month, beginning March 1, 1999.

          "Capital Lease Obligations" of any Person for any period, the obligations of such Person to pay rent and other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, for such period, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP.

          "Capital Stock" any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Change in Control" means the acquisition by any Person, or two or more Persons acting in concert (other than any individuals who are members of GSI's senior management on the Effective Date or any entity, if and so long as, the majority of equity and voting interests in which is owned by one or more of such individuals), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
1934) of greater than 50% of the outstanding shares of voting stock of GSI.

          "Closing Date" the date on which the Lenders make the initial Loan.

          "Code" the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral Agency and Intercreditor Agreement" means the Collateral Agency and Intercreditor Agreement in the form annexed hereto as Exhibit I to be executed by the Agent, the Lenders, the Senior Noteholders and each Person constituting the Borrower.

          "Commitment" for each Lender at any time from and including the Effective Date to but excluding the Maturity Date the lesser of (i) the amount set forth opposite such Lender's name in Schedule I under the heading "Commitment" as such amount may be adjusted pursuant to Sections 2.5 or 9.1 and
(ii) the product of such Lender's Percentage and the Borrowing Base for the then immediately preceding Calculation Period; (subject to an aggregate sublimit for all Lenders of $1,000,000 for Letters of Credit).

          "Commitment Reduction Date" means April 1, 2002 and April 1, 2004.

          "Consolidated Current Liabilities" at a particular date, the sum of all amounts which would, in conformity with GAAP, be included under current liabilities on a consolidated balance sheet of GSI as at such date.

          "Consolidated EBITDA" means, for any fiscal period, the sum of (i) Consolidated Net Income (Loss) for such period (but excluding extraordinary nonrecurring items) plus, (ii) Consolidated Interest Expense, plus (iii) depreciation, plus (iv) amortization of intangible assets and plus (v) federal, state, local and foreign income taxes; all computed and calculated in accordance with GAAP.

          "Consolidated Intangibles" at a particular date, all assets of GSI, determined on a consolidated basis at such date, that would be classified as intangible assets in accordance with GAAP, but in any event including, without limitation, unamortized organization and reorganization expense, patents, trade or service marks, franchises, trade names and goodwill.

          "Consolidated Interest Expense" for any period, the total interest expense for such period (including, without limitation, that attributable to Capital Lease Obligations in accordance with GAAP) of GSI and its consolidated Subsidiaries with respect to all outstanding Indebtedness of GSI and its consolidated Subsidiaries.

          "Consolidated Net Income" for any period, the consolidated net income (or net loss) of GSI and its consolidated Subsidiaries for such period, determined in accordance with GAAP.


          "Consolidated Obligor Tangible Assets" means, at any time, Consolidated Tangible Assets at such time, excluding, however, in the determination thereof any assets for any Subsidiary of GSI unless such Subsidiary is one of the Persons constituting the Borrower at such time or has guaranteed payment of the Obligations pursuant to Section 6.6(f).

          "Consolidated Tangible Assets" means, at any time, (a) the total assets of GSI and its consolidated Subsidiaries as would be shown on a consolidated balance sheet of GSI and its Consolidated Subsidiaries as of such time prepared in accordance with GAAP, minus (b) to the extent included in clause (a), the net book value of all Consolidated Intangibles deducting any reserves applicable thereto).

          "Consolidated Tangible Net Worth" at a particular date, (a) the sum of all amounts which would be included under shareholders' equity on a consolidated balance sheet of GSI and its consolidated Subsidiaries determined in accordance with GAAP as at such date minus (b) Consolidated Intangibles as at such date.
                          -----

          "Contingent Obligation" as to any Person any guarantee of payment, collection or performance by such Person of any Indebtedness or other obligation of any other Person, or any agreement to provide financial assurance with respect to the financial condition, or the payment of the obligations of, such other Person (including, without limitation, purchase or repurchase agreements, reimbursement agreements with respect to letters of credit or acceptances, indemnity arrangements, grants of security interests to support the obligations of another Person, keepwell agreements and take-or-pay or through-put arrangements) which has the effect of assuring or holding harmless any third Person against loss with respect to one or more obligations of such other Person; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business or indemnities entered into in the ordinary course of business in connection with the sale of inventory or licensing of intellectual property or other proprietary information. The amount of any Contingent Obligation of any Person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made and (b) the maximum amount for which such contingently liable Person may be liable pursuant to the terms of the instrument embodying such Contingent Obligation, unless such primary obligation and the maximum amount for which such contingently liable Person may be liable are not stated or determinable, in which case the amount of such Contingent Obligation shall be such contingently liable Person's maximum reasonably anticipated liability in respect thereof as determined by the contingently liable Person in good faith.

          "Contractual Obligation" as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Controlled Group" as set forth in Section 1563(a) of the Code.

          "CPLTD" for any period, the sum of (i) the current portion of Capital Lease Obligations of GSI and its consolidated Subsidiaries and any permitted prepayments of Subordinated Debt of GSI and its consolidated Subsidiaries, and
(ii) all other amounts which were, or would be, in conformity with GAAP included under current portion of long term debt on the consolidated balance sheet of GSI for the relevant period then ended; provided that the calculation of CPLTD shall not include the current portion of any Loans.

          "Default" any of the events specified in Section 7.1, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Dollar" and "$" lawful currency of the United States of America.

          "Effective Date" as set forth in Section 4.1.

          "Eligible Receivables" all accounts receivable of each of the Persons constituting the Borrower other than accounts receivable (i) which have remained unpaid for more than 90 days after the date of their creation; (ii) which are owed by any Person where 50% or more of the receivables owed by such Person would be excluded by reason of clause (i) of this definition (the "50% Rule"); (iii) which are owed by any Affiliate of any Person constituting the Borrower to any Person constituting the Borrower or another Affiliate; (iv) which are payable by any Person not incorporated in a jurisdiction which is part of the United States of America or any state thereof;
(v) as to which the goods which gave rise to the receivable have been or are being returned or as to which a credit has been claimed; (vi) as to which (collectively, "Contras") the account party has (or claimed the right to) set off against or has netted out (or claimed the right to) amounts due such account party by any Person constituting the Borrower; (vii) as to which there are accrued and unpaid late charges, to the extent of such late charges (provided, that this clause (vii) shall not derogate from the provisions of clause (i) above); (viii) which are payable by any Person which is the subject of any voluntary or involuntary bankruptcy or insolvency proceeding (state or federal), which has made a general assignment for the benefit of creditors or had a receiver, trustee or other similar official appointed with respect to all or a substantial portion of its properties or which has ceased doing business; or
(ix) which Lender deems to be otherwise unacceptable in its reasonable judgement.

          "Environmental Indemnity" shall mean the Environmental Indemnity Agreement in the form of Exhibit K hereto, to be executed and delivered by the Borrower, as the same may be amended, supplemented or modified from time to time.

          "Environmental Liabilities" shall mean any and all claims, demands, penalties, fines, liabilities, settlements, damages, losses, costs and expenses (including, without limitation, reasonable attorneys' and reasonable consultants' fees and disbursements, remedial investigation and feasibility study costs, clean-up costs and other response costs under the Environmental and Safety Laws, currently in existence or which may be enacted in the future, laboratory fees, court costs and litigation expenses) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to (i) the presence, disposal or release of any Hazardous Materials which are on, from or which affect the Mortgaged Property or any part thereof, including, without limitation, soil, water, vegetation, buildings, equipment, personal property, or which affect Persons, animals or otherwise; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials or damage to wetlands whether or not relating to Hazardous Materials; (iii) any lawsuit brought or threatened, settlement reached, or government order or directive relating to such Hazardous Materials; and/or (iv) any violation of any Requirement of Law or requirements or demands of any Governmental Authority, which are based upon or in any way related to such Hazardous Materials and which are paid or incurred by the Agent or any Lender.

          "Environmental and Safety Laws" shall mean all Requirements of Law
           -----------------------------
relating to the environment and workplace safety including, without limitation, the Clean Air Act ("CAA"), the Clean Water Act ("CWA"), the Toxic Substances Control Act ("TSCA"), the Hazardous Materials Transportation Act ("HMTA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), as modified by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Emergency Planning and Community Right to Know Act ("EPCRA"), the Noise Control Act ("NCA"), the Occupational Safety and Health Act ("OSHA"), the Safe Drinking

Water Act and the Federal Insecticide, Fungicide and Rodenticide Act, as any such Requirements of Laws may be amended, supplemented or otherwise modified from time to time.

          "ERISA" means the Employee Retirement Income Security Act of 1974 (and any sections of the Code amended by it), as the same from time to time may be amended, supplemented or modified, and all regulations promulgated thereunder.

          "ERISA Affiliate" means each trade or business (whether or not incorporated) which together with any Person constituting the Borrower would be deemed to be a single employer under Section 414 of the Code.

          "Eurodollar Loans" Loans whose rate of interest is based upon the Eurodollar Rate.

          "Eurodollar Rate"shall mean, with respect to any Tranche for any Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers' Association as set forth on Dow Jones Markets Service (formerly known as Telerate) display page 3750 (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Agent) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Tranche and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Eurodollar Rate may also be expressed by the following formula:

              Eurodollar Rate =     Average of London interbank
                                    offered rates on Dow Jones Markets
                                    Service display page 3750 as quoted
                                    by British Bankers' Association or
                                    appropriate successor
                                 ----------------------------------------
                                    1.00 - Euro-Rate Reserve Percentage

          The Eurodollar Rate shall be adjusted with respect to any Tranche outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Borrower of the Eurodollar Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

          "Euro-Rate Reserve Percentage" shall mean the maximum percentage (expressed as a decimal rounded upward to the nearest 1/100 of 1%) as determined by the Agent which is in effect during any relevant period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in such System.

          "Event of Default" as defined in Section 7.1.

          "Federal Funds Rate" for any period, a fluctuating interest rate per annum (based on a 360 day year) equal for each day during such period to the average of the rates of interest charged on overnight federal funds transactions, with member banks of the Federal Reserve System only, as published for any day which is a Business Day by the Federal Reserve Bank of New York (or, in the absence of such publication, as reasonably determined by the Agent).

          "Fixed Charge Coverage Ratio" means, as of the last day of any fiscal quarter of GSI, the ratio of (i) the sum of (x) earnings before tax of GSI and its consolidated Subsidiaries, (y) Consolidated Interest Expense, plus (z) rent expense under operating leases of GSI and its consolidated Subsidiaries for the four consecutive fiscal quarters of GSI and its consolidated Subsidiaries ending on such date to (ii) the sum of (x) Consolidated Interest Expense, (y) rent expense under operating leases of GSI and its consolidated Subsidiaries plus (z) CPLTD for such period.

          "Funded Debt" for any Person, at any date of determination, for GSI and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP); obligations created, issued or incurred for borrowed money (whether by loan or the issuance and sale of debt securities or otherwise but excluding Subordinated Debt), all Contingent Obligations relating to obligations created, issued or incurred for borrowed money, all Capital Lease Obligations and all reimbursement and other obligations of each such Person in respect of letters of credit, acceptances and similar obligations issued or created for the account of such Person.

          "GAAP" generally accepted accounting principles in the United States of America consistent with those utilized in preparing the audited financial statements referred to in Section 5.1(a).

          "Governmental Authority" any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Hazardous Materials" shall mean, without limitation, any flammable material, explosives, radioactive materials, gasoline, petroleum products, asbestos, urea formaldehyde, polychlorinated biphenyls, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials as defined in the Environmental and Safety Laws.

          "Hedging Agreements" shall mean, collectively, each interest rate swap, cap, collar or other hedging agreement entered into by any one or more Persons constituting the Borrower pursuant to Section 5.11.

          "Indebtedness" of any Person at any date (without duplication):

          (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices),

          (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument,

          (c) all Capital Lease Obligations of such Person,

          (d) all reimbursement and other obligations of such Person in respect of letters of credit, acceptances and similar obligations issued or created for the account of such Person,

          (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof,

          (f) net liabilities of such Person under interest rate cap and or collar agreements, interest rate swap agreements, foreign currency exchange agreements and other hedging agreements or arrangements,

          (g) all Contingent Obligations of such Person, and

          (h) withdrawal liabilities of such Person or any Commonly Controlled Entity under a Plan.

The Indebtedness of any Person shall include any Indebtedness of any partnership in which such Person is a general partner.

          "Indemnified Liabilities" has the meaning ascribed thereto in Section 10.5.

          "Intellectual Property" has the meaning ascribed thereto in Section
3.9.

          "Interest Payment Date" (a) as to any Loan, the first day of each calendar month to occur while such Loan is outstanding, beginning on the first day of the first full calendar month occurring after the date of such Loan, and
(b) in addition, as to any Eurodollar Loan the last day of each Interest Period with respect thereto. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

          "Interest Period" with respect to any Eurodollar Loan:

          (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three, six or twelve months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, given with respect thereto, subject to availability; and

          (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three, six or twelve months thereafter, as selected by the Borrower by irrevocable notice to the Agent given not less than three Business Days prior to the last day of the then current Interest Period with respect thereto, subject to availability;

provided that, the foregoing provisions relating to Interest Periods are subject to the following:

          (1) if any Interest Period would end on a day other than a Business Day such Interest Period shall be extended to the next Business Day unless, in the case of a Eurodollar Loan, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day;

          (2) in the case of a Eurodollar Loan, if an Interest Period commences on the last day in a calendar month that is a Business Day, such Interest Period shall end on the last day that is a Business Day in the month that is the specified number of months after the month in which such Interest Period commenced;

          (3) an Interest Period that otherwise would extend beyond the Maturity Date shall end on the Maturity Date; and

          (4) Borrower shall elect Interest Periods for Eurodollar Loans so as to create, if necessary, a principal amount of Prime Rate Loans on each Commitment Reduction Date sufficient to permit any prepayments required pursuant to Section 2.6(c) without requiring the prepayment of outstanding Eurodollar Loans.

          "Issuance Request" a certificate duly executed by a Responsible Officer of any Person constituting the Borrower in substantially the form of Exhibit C hereto, and delivered to the Issuer (with a copy to the Agent) requesting the issuance of a Letter of Credit described therein.

          "Issuer" PNC.

          "Kapadia Subordinated Note" means the 5.18% Convertible Subordinated Promissory Note due April 23, 2004 in the original principal amount of $5,000,000 issued by GSI to Madhukar Kapadia and Naina Kapadia, as Trustees of the Kapadia Family Trust.

          "Land" shall have the meaning ascribed thereto in the Leasehold Mortgage.

          "Leasehold Mortgage" means the Mortgage and Security Agreement in the form of Exhibit H hereto, to be executed and delivered by GSI, as mortgagor, as the same may be amended, supplemented or modified from time to time.

          "Lender Hedge Agreements" shall mean, collectively, each Hedging Agreement entered into pursuant to Section 5.11 hereof by one or more Persons constituting the Borrower and any Lender.

          "Letter of Credit" has the meaning set forth in Section 2.15(a) hereof.

          "Letter of Credit Availability" at any time, the lesser of (a) $1,000,000 minus any Letter of Credit Outstanding(s) and (b) the then Available Commitment for Revolving Credit Loans and Letters of Credit.

          "Letter of Credit Outstandings" at any time, an amount equal to the sum of (a) the aggregate undrawn, available amount at such time of all Letters of Credit then outstanding plus (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

          "Lien" any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), other charge or security interest; or any preference, priority or other agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any Capital Lease Obligations having substantially the same economic effect as any of the foregoing). A precautionary filing of a financing statement by a lessor of property (other than with respect to a Capital Lease Obligation) covering only such property shall not constitute a Lien.

          "Loan" any loan made by the Lenders pursuant to this Agreement (whether denominated as a Prime Rate Loan, Eurodollar Loan or otherwise).

          "Loan Documents" this Agreement, the Notes, the Environmental Indemnity, the Security Documents and each other agreement or instrument executed and delivered pursuant hereto or thereto (other than any Lender Hedge Agreements).

          "Material Adverse Effect" a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of GSI and the Subsidiary Borrowers, taken as a whole, or (b) the validity or enforceability of (i) this Agreement, any of the Notes or the other Loan Documents or (ii) the rights or remedies of the Lender hereunder or thereunder.

          "Maturity Date" April 21, 2005.

          "Mortgaged Lease" means the lease agreement dated as of October 28, 1985 between GSI and Shore Point Distributors, as landlord, which is the subject of the Leasehold Mortgage.

          "Mortgaged Property" has the meaning ascribed thereto in the Leasehold Mortgage.

          "Multiemployer Plan" a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Notes" the collective reference to the Revolving Credit Notes.

          "Note Purchase Agreements" the collective reference to the Note Purchase Agreement dated as of December 3, 1997 among Borrower and The Mutual Life Insurance Company of New York, the Note Purchase Agreement dated as of December 3, 1997 among Borrower and Great West Life & Annuity Insurance Company, the Note Purchase Agreement dated as of December 3, 1997 among Borrower and AUSA Life Insurance Company, Inc. and the Note Purchase Agreement dated as of December 3, 1997 among Borrower and Nationwide Life and Annuity Insurance Company; pursuant to which the Borrower issued the Senior Notes, as the same may be amended, modified or supplemented, from time to time.

          "Obligations" all obligations (monetary or otherwise) of the Borrower to the Lenders and/or the Agent arising under or in connection with this Agreement (including, without limitation, the Reimbursement Obligations, the Letters of Credit and the net amount owed to any Lender pursuant to any Lender Hedge Agreement), the Notes and the other Loan Documents. The nominal amount with respect to which any Lender Hedge Agreements are entered into shall not constitute Obligations for any purpose.

          "Obligor Fixed Charge Coverage Ratio" means, as of the last day of any fiscal quarter of GSI, the ratio of (i) the sum of (x) earnings before tax of the Borrower and each Subsidiary which has guaranteed the Obligations pursuant to Section 6.6, (y) Consolidated Interest Expense of the Borrower and each Subsidiary which has guaranteed the Obligations pursuant to Section 6.6, plus
(z) rent expense under operating leases of the Borrower and each Subsidiary which has guaranteed the Obligations pursuant to Section 6.6 for the four consecutive fiscal quarters of GSI ending on such date to (ii) the sum of (x) Consolidated Interest Expense (but excluding Consolidated Interest Expense of any Subsidiary of GSI which is not a Person constituting the Borrower or which has not guaranteed the Obligations pursuant to Section 6.6), (y) rent expense under operating leases of the Borrower and each Subsidiary which has guaranteed the Obligations pursuant to Section 6.6 plus (z) CPLTD for such period (but excluding CPLTD of any Subsidiary of GSI which is not a Person constituting the Borrower or which has not guaranteed the Obligations pursuant to Section 6.6).

          "Payment Office" as specified in Section 2.11(a).

          "PBGC" the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, and any entity succeeding to any or all of its functions under ERISA.

          "Percentage" of any Lender means, at any time, with respect to Revolving Credit Loans, the percentage set forth opposite such Lender's name on
Schedule I hereto under the heading "Revolving Credit Loans."

          "Permitted Investments"

                (a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within six months from the date of acquisition thereof;

                (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings generally obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.;

                (c) without limiting the provisions of subsection (d) of this definition, commercial paper maturing no more than six months from the date of acquisition thereof and, at the time of acquisition, having a rating of A-1 (or the equivalent) or higher from Standard & Poor's Corporation and P-1 (or the equivalent) or higher from Moody's Investors Service, Inc.;

                (d) commercial paper maturing no more than six months from the date of acquisition thereof and issued by (i) the holding company of any Lender or (ii) the holding company of any other bank that has (A) combined capital, surplus and undivided profits (less any undivided losses) of not less than $250 million, (B) a Keefe Bank Watch Rating of C or better and (C) commercial paper having a rating of A-2 (or the equivalent) from Standard & Poor's Corporation or P-2 (or the equivalent) or higher from Moody's Investors Service, Inc.;

                (e) domestic and Eurodollar certificates of deposit, time or demand deposits or bankers' acceptances maturing within six months from the date of acquisition issued or guaranteed by or placed with, and money market deposit accounts issued or offered by:

                (i)  any Lender,

                        (ii) any other commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital, surplus and undivided profits (less any undivided losses) of not less than $500 million,

                        (iii) any branch located in the United States of America of a commercial bank organized under the laws of the United Kingdom or Canada having combined capital, surplus and undivided profits (less any undivided losses) of not less than $500 million or

                        (iv) any domestic commercial bank the deposits of which are guaranteed by the Federal Deposit Insurance Corporation, provided that (A) the full amount of the deposits of the Person making such Permitted Investment are so guaranteed and (B) the aggregate amount of all Permitted Investments under this clause (iv) does not exceed $500,000; and

                (f) fully collateralized repurchase agreements with a term of not more than 30 days for underlying securities of the type described in subsections (a) and (b) of this definition, entered into with any institution meeting the qualifications specified in clause (d) or subclauses (i) through (iii) of clause (e) of this definition; provided, in each case, that such obligations are payable in Dollars.

          "Person" an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan" any employee benefit plan which is subject to ERISA and which covers the employees or former employees of any Person constituting the Borrower or an ERISA Affiliate, under which any Person constituting the Borrower or an ERISA Affiliate has any obligation or liability or under which such Person or an ERISA Affiliate has made contributions within the preceding five years. References herein to a Plan shall include any Multiemployer Plan.

          "PNC" PNC Bank, National Association.

          "Pricing Schedule" means the Schedule identified as such, attached hereto and made a part hereof.

          "Prime Rate" means the rate of interest per annum publicly announced from time to time by PNC as its prime rate. The Prime Rate is not intended to be the lowest rate of interest charged by PNC in connection with extensions of credit to debtors.

          "Prime Rate Loans" means, collectively, Loans whose interest rate is based on the Prime Rate.

          "Purchasing Lender" as defined in Section 9.1.

          "Regulation U" Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "Reimbursement Obligation" as defined in Section 2.15(h) hereof.

          "Reportable Event" any event set forth in Section 4043(b) of ERISA or the regulations thereunder.

          "Required Lenders" means the Lenders holding 66 2/3% of the aggregate Commitments, if no Loans are outstanding, and, otherwise, Lenders holding 66 2/3% of outstanding Loans and Letter of Credit Outstandings.

          "Requirement of Law" as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer" in such Person's capacity as such, the chief executive officer of any Person constituting the Borrower and the president of such Person (if not the chief executive officer) and, with respect to financial matters, the chief financial officer or corporate controller of such Person.

          "Revolving Credit Loans" as defined in Section 2.1(a).

          "Revolving Credit Note" as defined in Section 2.2.

          "Revolving Loan Commitment" as to any Lender, the obligation of such Lender to make Revolving Credit Loans to the Borrower hereunder.

          "Security Agreements" collectively, each Security Agreement in the form of Exhibit G hereto, to be executed and delivered by each Person constituting the Borrower to the Agent, as the same may be amended, supplemented or modified from time to time.

          "Security Documents" the collective reference to the Security Agreements, the Leasehold Mortgage (and related agreement with Shore Point Distributors), the Collateral Agency and Intercreditor Agreement, any stock pledges delivered pursuant to Section 5.12 and any guarantees delivered pursuant to Section 6.6.

          "Senior Notes" the collective reference to the $15,000,000 7.31% Series A Senior Notes due November 15, 2009, the $5,000,000 7.20% Series B Senior Notes due November 15, 2007 and $5,000,000 6.95% Series C Senior Notes due November 15, 2003 as the same may be amended, modified or supplemented from time to time.

          "Senior Noteholders" means, collectively the holders of the Senior Notes.

          "Senior Note Purchase Agreements" means, collectively, the Note Purchase Agreements dated as of December 3, 1997 by and among the Borrower and the Senior Noteholders as amended by Amended No. 1 to Senior Note Purchase Agreements dated as of the date hereof.

          "Stock Purchase Agreement" means the Stock Purchase Agreement dated as of April 23, 1999 by and among Kapadia Enterprises, Inc., MacDonald Contract Sales, Inc., Madhukar Kapadia and Naina Kapadia, as Trustees of the Kapadia Family Trust, Madhukar Kapadia, Naina Kapadia, Breckenridge-Remy Co. and GSI.

          "Subordinated Debt" means (i) the Kapadia Subordinated Note and (ii) any other unsecured Indebtedness of any Person constituting the Borrower (a) no part of the principal of which is stated to be payable or is required to be paid
(whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to September 30, 2005, and the payment of the principal of and interest on which and other obligations of the Borrower in respect thereof are subordinated to the prior payment in full of the principal of and interest (including post-petition interest) on the Notes and all other Obligations hereunder on terms and conditions approved in writing by the Required Lenders and (b) otherwise containing terms, covenants and conditions satisfactory in form and substance to the Required Lenders, as evidenced by their prior written approval thereof.

          "Subsidiary" as to any Person (a "Parent") (a) any other Person in which the Parent owns or controls, directly or indirectly, more than 50% of the Capital Stock of such Person, (b) any other Person of which such percentage of Capital Stock shall at the time be owned or controlled by the Parent or one or more of its Subsidiaries as defined in clause (a) or by one or more such Subsidiaries, or (c) any other Person of which Capital Stock having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Parent.

          "Subsidiary Borrower" means Guest Packaging, Inc., Breckenridge-Remy Co., Guest Distribution Services, Inc. or Kapadia Enterprises, Inc., as the case may be, and, collectively, the "Subsidiary Borrowers."

          "Taxes" for any period, the amount of taxes on income which would, in conformity with GAAP, be set forth on the income statements of GSI and its consolidated Subsidiaries net of the amount of any net operating losses used in determining the amount of such Taxes.

          "Title Company" means Chicago Title Insurance Company.

          "Tranche" the collective reference to Eurodollar Loans whose Interest Periods begin on the same date and end on the same later date (whether or not such Loans originally were made on the same day).

          "Type" as to any Loan, its nature as a Prime Rate Loan or a Eurodollar Loan.

          "Working Day" any Business Day on which dealings in foreign currencies and exchange between banks may be carried on in London, England.

           Section 1.2  Other Definitional Provisions.
                        -----------------------------

                (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto.

                (b) As used herein and in the Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to GSI and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

                (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

           ARTICLE 2.  AMOUNT AND TERMS OF COMMITMENTS

           Section 2.1  Revolving Credit Commitments.
                        ----------------------------

                (a) Subject to the terms and conditions of this Agreement, each Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Borrower from time to time from the date hereof to but excluding the Maturity Date in an aggregate principal amount at any one time outstanding for the Borrower not to exceed the then Available Commitment of such Lender.
The Borrower may borrow and prepay the Revolving Credit Loans in whole or in part, and reborrow Revolving Credit Loans, all in accordance with the terms and conditions hereof. All then outstanding Revolving Credit Loans shall be paid in full on the Maturity Date.

                (b) The Revolving Credit Loans may from time to time be Eurodollar Loans, Prime Rate Loans or a combination thereof, as determined by the Borrower and notified to the Agent in accordance with Section 2.3 and
Section 2.10, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Maturity Date.

          Section 2.2  Revolving Credit Note.  The Revolving Credit Loans made
                       ---------------------
by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A, with appropriate insertions as to date and principal amount (each a "Revolving Credit Note"), payable to the order of such Lender and in a principal amount equal to such Lender's Revolving Loan Commitment. Each Lender is hereby authorized to record the date, Type and amount of each Revolving Credit Loan, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of each Revolving Credit Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. Each Revolving Credit Note shall (x) be dated the Closing Date, (y) be stated to mature on the Maturity Date and (z) provide for the payment of interest in accordance with Section 2.9.

           Section 2.3  Procedure for Revolving Credit Borrowings.
                        -----------------------------------------

                (a) The Borrower may borrow under the Commitment for Revolving Credit Loans prior to the Maturity Date on any Business Day. The Borrower shall give the Agent irrevocable notice (which notice must be received by the Agent prior to 10:00 a.m., New Jersey time, three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans and one Business Day prior to the requested Borrowing Date in the case of Prime Rate Loans), specifying (1) the amount to be borrowed, (2) the requested Borrowing Date, (3) whether the borrowing is to be of Eurodollar Loans or Prime Rate Loans or a combination thereof and (4) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Loans and the length of the initial Interest Period therefor. Each Revolving Credit Loan shall be in an amount equal to (x) in the case of Prime Rate Loans, $50,000 or a whole multiple thereof (or, if less, the then Available Commitment) and (y) in the case of Eurodollar Loans $500,000 or a whole multiple of $10,000 in excess thereof. The Agent shall promptly notify the Lenders of its receipt of any such irrevocable notice of borrowing from the Borrower.

                (b) On or before 12:00 noon New Jersey time on the Business Day specified in the Borrower's notice of borrowing, each Lender shall provide the Agent with funds at the Payment Office in an amount equal to such Lender's Percentage of the requested borrowing. The proceeds of each borrowing shall be made available by the Agent to the Borrower pursuant to Section 2.11(d). No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan. Neither the Agent nor any Lender shall have any liability for the failure of any Lender (other than itself) to fund a Loan.

                (c) With respect to any Loan, unless the Agent shall have been notified in writing by any Lender prior to the date of making such Loan that such Lender does not intend to make available to the Agent such Lender's portion of the Loan to be made on such date, the Agent may (but shall not be obligated to) assume that such Lender has made such amount available to the Agent on that date and, in reliance on such assumption, the Agent may make available to the Borrower a corresponding amount. If such amount is not made available by such Lender to the Agent on the date of making such Loan, such Lender shall be obligated to pay such amount to the Agent and shall pay to the Agent on demand interest on such amount at the Federal Funds Rate for the number of days from and including the date of making such Loan to the date on which such Lender's portion of the Loan becomes immediately available to the Agent. The Agent shall also be entitled to recover such amount, with interest thereon at the rate per annum then applicable to the Loans comprising such borrowing, upon demand, from the Borrower. A statement of the Agent submitted to any Lender with respect to any amounts owing under this Section 2.3(c) shall be conclusive and binding in the absence of demonstrable error. Nothing in this Section 2.3(c) shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder.

           Section 2.4  Commitment and Other Fees.
                        -------------------------

                (a) The Borrower agrees to pay to the Agent for the benefit of and disbursement to the Lenders a commitment fee in respect of the Commitments to make

Revolving Credit Loans, for the period from and including the date hereof to the Maturity Date, computed at a rate per annum equal to the Applicable Fee Rate for each calendar quarter, calculated on the basis of a 360-day year for the actual days elapsed, on the average daily amount of the aggregate Available Commitments during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Maturity Date or such earlier date as the Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof. As soon as practicable the Agent shall notify the Borrower and the Lenders of each determination of the Applicable Fee Rate.

                (b) On the Effective Date, the Borrower shall pay to the Agent for the benefit of and disbursement to the Lenders a nonrefundable facility fee equal to $50,000 which shall be distributed by the Agent to the Lenders pro rata based on their commitments.

                (c) The Borrower agrees to pay to the Agent, for its own account, the amounts set forth in the letter agreement dated April __, 1999 between the Borrower and PNC in consideration of PNC's acting as Agent hereunder. The Agent's compensation shall be paid on the dates set forth in said letter.

           Section 2.5  Termination/Reduction of Commitments.
                        ------------------------------------

                (a) GSI shall have the right, upon not less than five Business Days' written notice to the Agent, to terminate the Revolving Loan Commitments or, from time to time, to reduce the amount of such Commitments, provided that at no time may the Revolving Loan Commitments be reduced by the Borrower to an amount less than the sum of the outstanding principal amount of Revolving Credit Loans and Letter of Credit Outstandings. Any such reduction shall be in an amount equal to $1,000,000 or a whole multiple of $50,000 in excess thereof and shall reduce permanently the Revolving Loan Commitments then in effect. Any such reduction in the Revolving Loan Commitment shall be binding on the Subsidiary Borrowers whether or not they have notice thereof.

                (b) On the first Commitment Reduction Date, the aggregate Commitments shall be automatically reduced to $25,000,000. On the second Commitment Reduction Date, the aggregate Commitments shall be automatically reduced to $15,000,000.

                (c) Each reduction in the Revolving Loan Commitments, whether voluntary or automatic, shall be permanent and irrevocable. All reductions in the Revolving Loan Commitments shall be made pro rata to the Revolving Loan
                                             --- ----
Commitments of the Lenders. The Agent shall promptly notify each Lender of the amount of any reduction of its Revolving Loan Commitment.

           Section 2.6  Prepayments.
                        -----------

                (a) From time to time the Borrower may prepay the Loans, in whole or in part, subject to the provisions of Section 2.14 but otherwise without premium or penalty, upon at least two Business Days' irrevocable notice to the Agent (except in the case of prepayments required pursuant to Section 2.6(c) for which no notice is required), specifying the date and amount of prepayment. Prepayments of Eurodollar Loans shall be subject to the provisions of Section 2.14. Partial prepayments shall be in an aggregate principal amount of $100,000 or a whole multiple of $10,000 in excess thereof in the case of Prime Rate Loans and $500,000 or a whole multiple thereof in the case of Eurodollar Loans or if such prepayment would reduce the principal amount of such Eurodollar Tranche below $500,000, in an aggregate principal amount equal to the outstanding principal amount of such Tranche. All prepayments shall be allocated to the Lenders based on their respective Percentages.

                (b) If any notice of prepayment is given, the amount specified in such notice shall be due and payable on the date specified therein. Prepayments of the Loans shall be accompanied by payment of accrued interest to the payment date on the principal amount prepaid.

                (c) In the event (i) the aggregate outstanding principal amount of the Revolving Credit Loans and Reimbursement Obligations and (ii) Letter of Credit Outstandings (excluding Reimbursement Obligations) exceeds the Revolving Loan Commitments on any Commitment Reduction Date or at the end of any Calculation Period, the Borrower shall, on such date (if a Commitment Reduction
Date) and otherwise on the first Business Day after such excess is established by the Agent in writing, prepay the Revolving Credit Loans and Reimbursement Obligations in an amount equal to such excess (together with interest on the amount prepaid to the date of prepayment). If such excess is greater than the outstanding principal amount of Revolving Credit Loans and Reimbursement Obligations, the Borrower shall, in addition, post cash collateral with the Agent to secure repayment of the Letter of Credit Outstandings in an amount equal to the balance of such excess. Any such prepayments shall be made on the due date established pursuant to this Section 2.6(c) and shall be subject to the provisions of Section 2.14.

                (d) The Agent shall disburse all prepayments of the Loans to the Lenders on a pro rata basis.

          Section 2.7  Conversion and Continuation Options.  The Borrower shall
                       -----------------------------------
have the right at any time upon prior irrevocable notice to the Agent (i) not later than 12:00 noon, New Jersey time, on any Business Day, to convert any Eurodollar Loan to a Prime Rate Loan, (ii) not later than 10:00 a.m., New Jersey time, three Business Days prior to conversion or continuation, to convert any Prime Rate Loan into a Eurodollar Loan or to continue any Eurodollar Loan as a Eurodollar Loan for any additional Interest Period, and (iii) not later than 10:00 a.m., New Jersey time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Loan to another permissible Interest Period, subject in each case to the following:

                (a) a Eurodollar Loan may not be converted at a time other than the last day of the Interest Period applicable thereto;

                (b) any portion of a Loan maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Loan;

                (c) No Eurodollar Loan may be continued as such and no Prime Rate Loan may be converted to a Eurodollar Loan when any Event of Default has occurred and is continuing;

                (d) any portion of a Eurodollar Loan that cannot be converted into or continued as a Eurodollar Loan by reason of Section 2.7(b) or 2.7(c) or otherwise automatically shall be converted at the end of the Interest Period in effect for such Loan to a Prime Rate Loan;

                (e) on the last day of any Interest Period for Eurodollar Loans, if the Borrower has failed to give notice of conversion or continuation as described in this subsection or if such conversion or continuation is not permitted pursuant to Section 2.7(d) or otherwise, such Loans shall be converted to Prime Rate Loans on the last day of such then expiring Interest Period;

                (f) accrued interest on a Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion.

          Section 2.8  Minimum Amounts of Tranches/Number of Tranches.  All
                       ----------------------------------------------
borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Eurodollar Tranche shall be equal to $500,000 or a whole multiple of $10,000 in excess thereof. No more than five Eurodollar Tranches may be outstanding at any time.

           Section 2.9  Interest Rates and Payment Dates.
                        --------------------------------

                (a) Subject to the provisions of Section 2.9(c), each Prime Rate Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days and twelve 30-day months) equal to the Prime Rate less the Applicable Margin.
                        ----

                (b) Subject to the provisions of Section 2.9(c), each Eurodollar Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Eurodollar Rate for the Interest Period in effect for such Eurodollar Loan plus the Applicable Margin in effect for such Interest Period.

                (c) If all or a portion of (A) the principal amount of any Loan, (B) any interest payable thereon or (C) any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, upon notice to the Borrower from the Agent, bear interest at a rate per annum which is

                        (1) in the case of overdue principal, the rate that otherwise would be applicable thereto pursuant to the foregoing provisions of this subsection plus 3% per annum or such other lower rate as a court may impose, or

                        (2) in the case of overdue interest or fees or other amounts, the Prime Rate plus 3% per annum or such other lower rate as a court may impose,

in each case from the date of such nonpayment until such amount is paid in full (as well as after, to the extent permitted by law, as before judgment). In no event shall any interest to be paid pursuant to this Agreement exceed the maximum rate permitted by law.

                (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing on overdue amounts pursuant to
Section 2.9(c) shall be payable on demand.

                (e) As soon as practicable the Agent shall notify the Borrower and the Lenders of (A) each determination of a Eurodollar Rate and Applicable Margin and (B) the effective date and the amount of each change in the interest rate on a Loan. Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of clearly demonstrable error. At the request of the Borrower, the Agent shall deliver to the Borrower a statement showing the quotations used by the Agent in determining any interest rate pursuant to Sections 2.9(a), (b) or (c).

           Section 2.10  Inability to Determine Interest Rate.  If prior to the
                         ------------------------------------
first day of any Interest Period:

                (a) the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

                (b) a Lender notifies the Agent and Borrower that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lender of making or maintaining the Eurodollar Loans during such Interest Period, or

                (c) The Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that Dollar deposits in the principal amounts of the Eurodollars Loans to which such Interest Period is to be applicable are not generally available in the London Interbank Market, the Agent shall give notice thereof to the Borrower by fax or telephone as soon as practicable thereafter. If such notice is given (A) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Prime Rate Loans, and (B) any Loans that were to have been converted to or continued as Eurodollar Loans on the first day of such Interest Period shall be converted to or continued as Prime Rate Loans. Until such notice has been withdrawn by the Agent, no Loans shall be made as or converted to or continued as Eurodollar Loans.

           Section 2.11 Payments/Funding.
                        ----------------

                (a) All payments (including prepayments) made by the Borrower hereunder and under the Notes, whether on account of principal, interest, fees, Reimbursement Obligations or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 noon, New Jersey time, on the due date thereof to the Agent, for the account of the Lenders in Dollars and in immediately available funds to the Agent's account at such address as the Agent shall give notice to the Borrower and the Lenders (the "Payment Office").
Except for payments received by the Agent for the account of the Agent in its capacity as such, or for the account of a specific Lender in accordance with the provisions of this Agreement, the Agent shall, within one Business Day of funds collection, distribute like funds relating to the payment of principal, interest or fees pro rata to the Lenders (based on their Percentages) to which such
        --- ----
payment is due and payable for their accounts and at the addresses as each such Lender shall specify in its notice to the Agent made in accordance with Section
10.2 of this Agreement. If the Agent fails to so distribute funds within the time set forth in the preceding sentence, the Agent shall pay interest on the amount to be distributed at a rate equal to the Federal Funds Rate from the date such funds were to be distributed to the date of distribution.

                Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Agent may (but shall not be obligated to) assume that the Borrower has made such payment in full to the Agent on such date, and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand the amount distributed to such Lender together with interest thereon, at the rate equal to the Federal Funds Rate, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent.

                (b) If any principal payment hereunder (other than payments on Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment date shall be extended to the next succeeding Business Day, and interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (and interest shall accrue during such extension of time) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

                (c) If on any date a payment is due hereunder, the Borrower shall pay less than the amount stated to be due or on any date the Agent shall receive any payment under any Security Document or pursuant to any proceeding to enforce the Obligations of any Person constituting the Borrower, such proceeds shall be distributed to the Lenders pro rata based on their respective Percentages and shall be applied first to costs of collection incurred by each Lender, second to accrued and unpaid interest, third to principal and then to the payment of any other amounts due hereunder or the other Loan Documents.

                (d) The Agent shall fund each Loan by depositing the amount thereof in the joint account (the "Account") of GSI and the Subsidiary Borrowers (account no. 8002751648) at the Agent's office at Two Tower Center Boulevard, East Brunswick, New Jersey 08817; provided that the proceeds of each Loan shall first be applied to principal prepayments or payments due on the date of such Loan (without derogating from the Borrower's obligation to repay) and proceeds of any conversion or continuation of a Loan to or as a particular Type shall be applied by the Agent solely to effect such conversion or continuation. Each Lender is hereby authorized to debit the accounts of each Person constituting the Borrower for all payments due hereunder; provided the foregoing shall not derogate from the Borrower's obligation to pay or restrict any Lender's recourse to any particular fund or source of monies; and provided further, each Lender agrees not to debit such accounts for amounts payable pursuant to Sections 2.13,
2.14 or 10.5 unless an Event of Default has occurred and is continuing. The Borrower agrees to maintain its primary depository accounts with PNC's office at Two Tower Center Boulevard, East Brunswick, New Jersey 08817.

          Section 2.12 Change in Legality.  Notwithstanding any other provision
                       ------------------
herein, if any change in any Requirement of Law or in the interpretation or application thereof by a Governmental Authority shall make it unlawful for a Lender to make or maintain Eurodollar Loans as contemplated by this Agreement,
(a) the Commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Loans to Eurodollar Loans forthwith shall be canceled and (b) such Loans then outstanding as Eurodollar Loans, if any, automatically shall be converted to Prime Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.14.

           Section 2.13 Increased Costs.
                        ---------------

                (a) If the adoption of, or any change in, any Requirement of Law or in the interpretation or application thereof by a Governmental Authority or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                        (1) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for the imposition of and changes in the rate of tax on the overall net income of the Lender);

                        (2) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of a Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder, including, without limitation, the imposition of any reserves with respect to Eurocurrency Liabilities under Regulation D of the Board; or

                        (3)  shall impose on a Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans hereunder or to reduce any amount receivable hereunder in respect thereof then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If a Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Agent and the Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by a Lender to the Borrower and Agent shall be conclusive in the absence of clearly demonstrable error. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

                (b) In the event that a Lender shall have determined that any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Agent) of a written request therefore, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                (c) In the event that by reason of any change in any Requirement of Law (including, without limitation, the lapse or termination of any treaty) or in the interpretation thereof, or the adoption of any new law, regulation or requirement by any Governmental Authority, or the imposition of any requirement of any central bank whether or not having the force of law, (i) the Agent or any Lender shall, with respect to this Agreement, the Loans, the Letters of Credit (or risk participations therein), the Reimbursement Obligations (or risk participations therein), the Notes or its obligation to make Loans or issue and/or own risk participations in Letters of Credit under this Agreement, be subjected to any withholding or other tax, levy, impost, charge, fee, duty or deduction of any kind whatsoever (other than franchise taxes imposed by the jurisdiction in which the Agent or such Lender is domiciled and other than any tax generally imposed or based upon the net income or branch profits of the Agent or such Lender) (collectively, "Taxes") or (ii) any change shall occur in the taxation of the Agent or such Lender with respect to any Loan, any Reimbursement Obligation (or any risk participation therein), the interest payable thereon or any fees payable hereunder or referred to herein (other than franchise taxes imposed by the jurisdiction in which the Agent or such Lender is domiciled and other than any change which affects, and to the extent that it affects, the taxation of the net income or branch profits of the Agent or such Lender), and if any such measures or any other similar measure shall result in an increase in the cost to the Agent or such Lender of making or maintaining any Loan or any Letter of Credit or a reduction in the amount of principal, interest or fees receivable by the Agent or such Lender in respect thereof, the Agent or such Lender promptly after learning of the imposition of such cost or reduction in any amount shall notify the Borrower and the Agent (if applicable) stating the reasons therefor. The Borrower shall thereafter pay to the Agent or such Lender, upon demand from time to time, as additional consideration hereunder, such additional amounts as will fully compensate the Agent or such Lender for such increased costs or reduced amounts and shall promptly provide the Agent or such Lender, as the case may be, with official tax receipts or other evidence of the payment of any taxes paid by the Borrower. A certificate as to the increased costs or reduced amounts setting forth the calculations therefor, shall be submitted promptly by the Agent or such Lender to the Borrower and the Agent (if applicable) and, in the absence of demonstrable error, shall be conclusive and binding as to the amount thereof. If the Agent or Lender receives any additional amounts from the Borrower pursuant to this subsection (c) if requested by Borrower, the Agent or such Lender shall (at the Borrower's expense) use its best efforts to obtain a refund, reduction, deduction or credit for any Taxes with respect to the additional amounts paid under this subsection (c). If the Agent or such Lender actually receives or enjoys the benefit of any such refund, reduction, deduction or credit for any such Taxes, the Agent or such Lender shall reimburse the Borrower if and to the extent, but only the extent, that the Agent or such Lender determines that it has actually received (i) a refund of taxes or other amounts (together with any interest actually received thereon from the respective Governmental Authority) which refund is attributable to the Taxes with respect to which such additional amounts were paid; or (ii) an effective net reduction (through a reduction, deduction, credit or otherwise) in any taxes or other amounts otherwise payable by the Agent or such Lender (including any taxes imposed on or measured by the net income of the Agent or such Lender), which reduction is attributable to the Taxes with respect to such additional amounts were paid. If, at any time after the Agent or such Lender makes a payment to the Borrower pursuant to the preceding sentence, the Agent or such Lender determines that it was not entitled to the full amount of any refund (together with the interest thereon) reimbursed to the Borrower as aforesaid or that its taxes are not reduced by a credit or deduction for the full amount of Taxes reimbursed to the Borrower as aforesaid, the Borrower upon the demand of the Agent or such Lender will promptly pay to the Agent or such Lender the amounts so refunded to which the Agent or such Lender was not so entitled, or the amount by which the taxes of the Agent or such Lender were not so reduced, as the case may be.

           Section 2.14 Indemnity.
                        ---------

                (a) The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of

                        (1) default by the Borrower in payment when due of any portion of the principal amount of or interest on any Eurodollar Loan,

                        (2) default by Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after Borrower has given a notice requesting the same in accordance with the provisions of this Agreement,

                        (3) default by Borrower in making any prepayment after Borrower has given a notice thereof in accordance with the provisions of this Agreement, or

                        (4) the making of a payment (other than scheduled repayments) or a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto,

including, without limitation, in each case, any such loss or expense arising from the reemploy ment of funds obtained by such Lender or from fees payable to terminate the deposits from which such funds were obtained. If the Borrower prepays all or any part of any advance which is accruing interest at a fixed rate on other than the last day of the applicable interest period, the Borrower shall also pay to the Lender, on demand therefor, the Cost of Prepayment. "Cost of Prepayment" means an amount equal to the present value, if positive, of the product of (a) the difference between (i) the yield, on the beginning date of the applicable interest period minus (ii) the yield, on the prepayment date, of
                               -----
a U.S. Treasury obligation with a maturity similar to the remaining maturity of the applicable interest period, and (b) the principal amount to be prepaid, and
(c) the number of years, including fractional years from the prepayment date to the end of the applicable interest period. The yield on any U.S. Treasury obligation shall be determined by reference to Federal Reserve Statistical Release H.15(519) "Selected Interest Rates." For purposes of making present value calculations, the yield to maturity of a similar maturity U.S. Treasury obligation on the prepayment date shall be deemed the discount rate. The Cost of Prepayment shall also apply to any payments made after acceleration of the maturity of any Note.

                (b) For the purpose of calculation of all amounts payable to a Lender under this subsection such Lender shall be deemed to have actually funded its relevant Eurodollar Loan through the purchase of a deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Eurodollar Loan and having a maturity comparable to the relevant Interest Period; provided,
                                                                  --------
however, that each Lender may fund each of its Eurodollar Loans in any manner it
-------
sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

           Section 2.15 Letters of Credit.
                        -----------------

                (a) By delivering to the Agent an Issuance Request on a Business Day, prior to the Maturity Date and not less than three Business Days prior to the requested date of issuance, Borrower may request that the Issuer issue an irrevocable letter of credit or a documentary letter of credit each in substantially the form of Exhibits D and E, respectively, attached hereto, with such insertions with respect to required presentation of documentation or certifications upon a draw as may be requested by the Borrower and approved by the Issuer, or in such other form as may be requested by the Borrower and approved by the Issuer and the Required Lenders (each a "Letter of Credit"), in support of financial obligations of the Borrower incurred in the ordinary course of business and which are described in such Issuance Request. Upon receipt of each Issuance Request, the Agent shall promptly notify the Lenders thereof. The stated amount of any

Letter of Credit requested to be issued pursuant to an Issuance Request shall be denominated in Dollars.

                (b) Each Letter of Credit shall by its terms: (i) be issued in a stated amount which (A) is at least $10,000, and (B) when added to the Letter of Credit Outstandings does not exceed (or would not exceed) the then Letter of Credit Availability and (C) when added to all Revolving Credit Loans and Letter of Credit Outstandings does not exceed the amount of the then Revolving Loan Commitment; (ii) be stated to expire on a date (its "Stated Expiry Date") no later than the earlier of 12 months from its date of issuance or the then Maturity Date, whichever occurs first; and (iii) on or prior to its Stated Expiry Date (A) terminate immediately upon notice to the Issuer from the beneficiary thereunder that all obligations covered thereby have been terminated, paid, or otherwise satisfied in full, or (B) reduce in part immediately and to the extent the beneficiary thereunder has notified the Issuer that the obligations covered thereby have been paid or otherwise satisfied in part.

                (c) Subject to the terms and conditions of this Agreement, the Issuer shall issue Letters of Credit in accordance with the Issuance Requests made therefor. The Issuer will make available the original of each Letter of Credit which it issues in accordance with the Issuance Request therefor to the beneficiary thereof.

                (d) The Borrower agrees to pay to the Agent for the account of the Issuer, with respect to each Letter of Credit, the following fees: (i) an issuance fee of $75 for manual Letters of Credit and $45 for automated Letters of Credit; (ii) $45 for each amendment to a Letter of Credit; (iii) an amount equal to 1/4 of 1% ($50 minimum) of the amount of each draw under a Letter of Credit; (iv) a processing fee of $30 and (v) $75 in the case of each draw which the Borrower authorizes the Issuer to honor notwithstanding the failure of the beneficiary of a Letter of Credit to present any or all documents required by such Letter of Credit (it being agreed that the Borrower shall be required to reimburse the Issuer for any draws so authorized). It is understood that the foregoing charges are currently the Issuer's standard charges relating to Letters of Credit of the type contemplated hereby and that such charges may be changed by the Issuer from time to time. Any changes in such fees and charges shall be binding on the Borrower on the date each change therein is established by the Issuer.

                (e) To the extent of its Percentage, each Lender agrees to and shall be deemed to have irrevocably purchased a participation in each Letter of Credit on the date of issuance thereof. Each Lender shall make available to the Issuer, regardless of whether any Default or Event of Default shall have occurred and is continuing, an amount equal to its respective Percentage of each drawing on each Letter of Credit in same day or immediately available funds not later than 4:00 p.m. New Jersey time on each Disbursement Date (as hereinafter defined) for each such drawing provided such Lender has received notice pursuant to Section 2.15(g) by 11:00 a.m. New Jersey time; and by 10:00 a.m. on the next Business Day if such notice is not received by 11:00 a.m. In the event that any Lender fails to make available to the Issuer the amount of such Lender's Percentage of any drawing on a Letter of Credit as provided herein, the Issuer shall be entitled to recover such amount on demand from such Lender together with interest at the daily average Federal Funds Rate for the first three Business Days after the Disbursement Date and thereafter at the Prime Rate.

                (f) The Agent shall distribute to each Lender that has paid all amounts payable by it under this Section 2.15 with respect to any Letter of Credit issued by Issuer such Lender's Percentage of all payments received by the Agent from the Borrower in reimbursement of drawings honored by Issuer under such Letter of Credit promptly after such payments are received.

                (g) The Issuer will notify the Borrower and the Agent promptly of the presentment for payment of any Letter of Credit (on the date of presentment, if possible, and otherwise on the next Business Day, it being agreed that such notice may be made by phone), together with notice of the date (the "Disbursement Date") such payment shall be made and the Agent will promptly notify the Lenders of such matters. Subject to the terms and provisions of such Letter of Credit, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. The Borrower shall (by payment to the Payment Office for distribution by the Agent) on the Disbursement Date, reimburse the Issuer for all amounts which have been disbursed under such Letter of Credit. To the extent the Issuer and the Lenders are not reimbursed in full in accordance with this Section 2.15(g), the Reimbursement Obligation shall accrue interest at a rate per annum equal to the Prime Rate, payable on demand.

                (h) The Borrower's obligation (a "Reimbursement Obligation") under Section 2.15(g) to reimburse the Lenders with respect to each drawing under each Letter of Credit (including interest thereon), and each Lender's obligation to fund each drawing, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which any Person constituting the Borrower or any Lender may have or have had against any Lender or any beneficiary of a Letter of Credit, including, without limitation, any defense based upon the occurrence of any Default or Event of Default, any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, or any failure to apply or misapplication by the beneficiary of the proceeds of any disbursement, or the legality, validity, form, regularity, or enforceability of such Letter of Credit.

                (i) The Borrower assumes all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. Except to the extent of its own gross negligence or willful misconduct, the Issuer shall not be responsible for:

                        (1) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                        (2) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part;

                        (3) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

                        (4) errors, omissions, interruptions or delays in transmission or delivery of any information or messages, by mail, cable, telegraph, telex or otherwise;

                        (5) any loss or delay in the transmission or otherwise of any document or draft required in order to make a disbursement under a Letter of Credit or of the proceeds thereof;

                        (6)  errors in interpretation of technical terms;

                        (7) any misapplication by a beneficiary of the proceeds of any disbursement under any Letter of Credit; and

                        (8) any consequences arising from causes beyond the control of the Issuer including, without limitation, acts of any Governmental Authority.

                None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer hereunder.

                (j) In addition to amounts payable as elsewhere provided in this Section 2.15, the Borrower hereby agrees to protect, indemnify, pay and save the Issuer harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including, without limitation, reasonable attorneys' fees) which the Issuer may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of the Letters of Credit, other than as a result of the gross negligence or wilful misconduct of the Issuer as determined by a court of proper jurisdiction, or (ii) the failure of the Issuer to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure
                                                                        -- ----
or de facto Governmental Authority.
   -- -----

          Section 2.16 Purpose of Loans.  The proceeds of the Revolving Credit
                       ----------------
Loans shall be used first to repay all amounts outstanding under the Original Agreement. After repayment of all such amounts, proceeds of Revolving Credit Loans may be used to finance (i) the purchase price and other amounts to be paid by GSI pursuant to the Stock Purchase Agreement and (ii) working capital needs of the Borrower (including, without limitation, payment of Reimbursement Obligations) and for general corporate purposes.

          ARTICLE 3  REPRESENTATIONS AND WARRANTIES

          To induce the Agent and the Lenders to enter into this Agreement and to make the Loans, the Borrower hereby represents and warrants to the Agent and the Lenders that as of the Effective Date:

           Section 3.1  Financial Condition.
                        -------------------

                (a) The consolidated balance sheets of GSI and its consolidated Subsidiaries as at September 30, 1998 and the related consolidated statements of income and of cash flows for the fiscal period ended on each such date, copies of which have heretofore been furnished to each Lender, and present fairly in all material respects the consolidated financial condition of GSI and its consolidated Subsidiaries as at such dates, and the consolidated results of their operations and their consolidated cash flows for the fiscal years then ended.

                (b) All such financial statements, including the related schedules, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein).

                (c) Neither GSI nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet delivered to the Agent pursuant to
Section 3.1(a) or 5.1 hereof, any material Contingent Obligation, material contingent liability or material liability for taxes, or any material long-term lease or material unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other financial derivative, except as reflected in the foregoing statements or in the notes thereto or would not reasonably be expected to have a Material Adverse Effect.

                (d) During the period from September 30, 1998, to and including the Effective Date hereof there has been no sale, transfer or other disposition by GSI or any of its consolidated Subsidiaries of any material part of its business or property (other than in the ordinary course of business) and no purchase or other acquisition of any business or property (including any Capital Stock of any other Person (other than as contemplated by the Stock Purchase Agreement), in any case, other than in the ordinary course of business) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries at September 30, 1998.

                (e) As of the date hereof, the outstanding principal amount of the Senior Notes is $25,000,000.

                (f) As of the date hereof, the Senior Noteholders are J. ROMEO & CO., as nominee for MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New York), AUER & Co, as nominee for AUSA LIFE INSURANCE COMPANY, INC., GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY and NATIONWIDE LIFE INSURANCE COMPANY.

          Section 3.2  No Material Adverse Change.  Since September 30, 1998,
                       --------------------------
there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

          Section 3.3  Corporate Existence; Compliance with Law.  Each of GSI
                       ----------------------------------------
and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to so qualify or be in good standing therewith would not have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except where the failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

           Section 3.4  Corporate Power; Authorization; Enforceable Obligations.
                        -------------------------------------------------------

                (a) Each Person constituting the Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement, the Notes and each other Loan Document to which it is a party and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement, the Notes and each other Loan Document to which it is a party and to authorize the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to which it is a party. GSI and Breckenridge-Remy Co. ("BRC") have the corporate power and authority, and the legal right, to make, deliver and perform the Stock Purchase Agreement and, in the case of GSI, the Kapadia Subordinated Note and related Escrow Agreement and have taken all necessary corporate action to authorize the execution, delivery and performance of the Stock Purchase Agreement, Kapadia Subordinated Note and related Escrow Agreement.

                (b) Except for consents, authorizations, approvals, notices and filings described on Schedule II, all of which have been obtained, made or waived, no consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or the Notes or any other Loan Document, the Stock Purchase Agreement, Kapadia Subordinated Note or related Escrow Agreement.

                (c) This Agreement has been, and each Note and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of each Person constituting the Borrower. The Stock Purchase Agreement, Kapadia Subordinated Note and related Escrow Agreement will be duly executed and delivered on behalf of GSI and BRC as the case may be.

                (d) This Agreement constitutes, and each Note and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of each Person constituting the Borrower enforceable against each such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). The Stock Purchase Agreement, Kapadia Subordinated Note and related Escrow Agreement constitute, a legal, valid and binding obligation of GSI and, in the case of the Stock Purchase Agreement, BRC enforceable against each such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          Section 3.5  No Legal Bar.  The execution, delivery and performance of
                       ------------
this Agreement and the Notes, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of any Person constituting the

Borrower or of any of their respective Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

          Section 3.6  No Material Litigation.  Except as set forth on Schedule
                       ----------------------
III or disclosed in writing to the Lenders, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the any Person constituting the Borrower, threatened by or against any Person constituting the Borrower or any of their respective Subsidiaries or against any of its or their respective properties or revenues
(a) with respect to this Agreement, the Notes or any of the transactions contemplated hereby, or the Stock Purchase Agreement, or (b) which if adversely determined would have a Material Adverse Effect.

          Section 3.7  No Default.  No Person constituting the Borrower nor any
                       ----------
of their respective Subsidiaries is in default under or with respect to any of their respective Contractual Obligations (including, without limitation, the Mortgaged Lease) in any respect which would reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          Section 3.8  Ownership of Property; Liens.  Each Person constituting
                       ----------------------------
the Borrower and their respective Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 6.2.

          Section 3.9  Intellectual Property.  Each Person constituting the
                       ---------------------
Borrower and each of their respective Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents, technology, know-how and processes necessary for the conduct of its business as currently conducted (collectively, the "Intellectual Property") except where the failure to own or license any such Intellectual Property would not have a Material Adverse Effect. Except as set forth on Schedule IV, no claim has been asserted in writing and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property which would have a Material Adverse Effect, nor does any Person constituting the Borrower know of any valid basis for any such claim which, if asserted, would have a Material Adverse Effect. To the best of the knowledge of the Borrower, the use of such Intellectual Property by each Person constituting the Borrower and their respective Subsidiaries does not infringe the rights of any Person.

          Section 3.10 No Burdensome Restrictions.  No Requirement of Law or
                       --------------------------
Contractual Obligation of any Person constituting the Borrower or any of their respective Subsidiaries has a Material Adverse Effect.

          Section 3.11 Taxes.  Each Person constituting the Borrower and their
                       -----
respective Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of such Person, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Person constituting the Borrower or its respective Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of such Person, no claim is being asserted, with respect to any such tax, fee or other charge in any case which would have a Material Adverse Effect.

          Section 3.12 Federal Regulations.  No part of the proceeds of any
                       -------------------
Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board as now and from time to time hereafter in effect or for any purpose which violates the provisions of any Regulations of the Board. If requested by any Lender at any time, each Person constituting the Borrower will furnish to such Lender a statement in conformity with the requirements of FR Form U-1 referred to in Regulation U.

          Section 3.13 Investment Company Act; Public Utility Holding Company
                       ------------------------------------------------------
Act; Other Regulations.  No Person constituting the Borrower is (a) an
----------------------
"investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" as defined in, or otherwise subject to regulation under, the Public Utility Holding Company Act of 1935. No Person constituting the Borrower is subject to regulation under any federal or state statute or regulation which limits its ability to incur Indebtedness.

          Section 3.14 Subsidiaries.  All the Subsidiaries of GSI as of the
                       ------------
Effective Date are listed on Schedule V to this Agreement. None of the Capital Stock of any such Subsidiary is subject to a Lien in favor of any Person (except Liens permitted by the first sentence of Section 6.2(a) or granted pursuant to
Section 5.12).

          Section 3.15 Employee Grievances.  Except as set forth on Schedule VI
                       -------------------
hereof, as of the Effective Date no Person constituting the Borrower nor any of their Subsidiaries is a party to any collective bargaining agreement or, to the best knowledge of such Person, subject to any current effort to organize, and there are no actions or proceedings pending or, to the best of the knowledge of such Person, threatened against it or its Subsidiaries, by or on behalf of, or with, its employees, other than employee grievances arising in the ordinary course of business which are not, in the aggregate, material.

           Section 3.16 ERISA.
                        -----

                (a) Except as set forth in Schedule VII hereof, as of the Effective Date no Person constituting the Borrower nor any of their Subsidiaries have any Plan (including without limitation any Multiemployer Plan) or have made or make any payments to any Plan.

                (b) Each Person constituting the Borrower and each Subsidiary of such Person is and has at all times been in substantial compliance with all applicable provisions of ERISA, except where a failure to be in such compliance would not have a Material Adverse Effect.

                (c) No Person constituting the Borrower has engaged in a transaction in connection with which such Person or any ERISA Affiliate could be subject to a material liability for either a civil penalty assessed pursuant to
Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code.

                (d) There has been no termination of a Plan or trust created under any Plan that would give rise to a material liability to the PBGC on the part of any Person constituting the Borrower or any ERISA Affiliate. No material liability to the PBGC has been or is expected to be incurred with respect to any Plan by any Person constituting the Borrower or any ERISA Affiliate. The PBGC has not instituted proceedings to terminate any Plan. There exists no condition or set of circumstances which presents a material risk of termination or partial termination of any Plan by the PBGC. Each Person constituting the Borrower and each ERISA Affiliate have paid all premiums to the PBGC when due.

                (e) Full payment has been made of all amounts which are required under the terms of each Plan to have been paid as contributions to such Plan as of the last day of the most recent fiscal year of such Plan ended on or before the date of this Agreement, and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan. No Person constituting the Borrower nor any ERISA Affiliate has failed to make a required installment under Section 412(m) of the Code or any other payment required under Section 412 of the Code on or before the due date.

                (f) The value of the benefit liabilities (as defined in Section 4001(a)(16) of ERISA) of each Plan (based on the actuarial assumptions contained in Title IV of ERISA) does not exceed the fair market value of the assets of such Plan. No Person constituting the Borrower nor any ERISA Affiliate is required to provide security to a Plan under Section 401(a)(29) of the Code.

                (g) No Person constituting the Borrower nor any ERISA Affiliate has made a complete or partial withdrawal from a Multiemployer Plan. To the best knowledge of each Person constituting the Borrower the liability to which such Person or any ERISA Affiliate would become subject under ERISA if such Person and all ERISA Affiliates were to withdraw completely from all Multiemployer Plans as of the most recent valuation date, together with any secondary liability for withdrawal liability such Person and any ERISA Affiliate may have as of the date hereof, would not have a Material Adverse Effect. To the best knowledge of each Person constituting the Borrower no such Multiemployer Plan is in reorganization (as such term is defined in Section 4241 of ERISA) or is insolvent (as such term is defined in Section 4245 of ERISA).

          ARTICLE 4  CONDITIONS PRECEDENT

          Section 4.1  Conditions to Effective Date.  This Agreement shall
                       ----------------------------
become effective on the date (the "Effective Date") on which each condition listed in Section 4.2(a)-(e) is satisfied and each of the following shall have occurred:

                (a) The Agent shall have received counterparts of (i) this Agreement, executed and delivered by a duly authorized officer of each Person constituting the Borrower and each Lender, (ii) each Security Document executed by each Person party thereto, (iii) the Stock Purchase Agreement, the Kapadia Subordinated Note and all related documents executed by the parties thereto and in form and substance reasonably satisfactory to the Agent and the Lenders, and
(iv) the Mortgaged Lease. Each Lender shall have received a Revolving Credit Note conforming to the requirements hereof and executed by a duly authorized officer of each Person constituting the Borrower.

                (b) The Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Person constituting the Borrower dated as of the Effective Date and certifying (1) that attached thereto is a true, complete and correct copy of resolutions duly adopted by the Board of Directors of such Person authorizing (x) the execution, delivery and performance of this Agreement and the Notes and the other Loan Documents and (y) the borrowings contemplated hereunder and that such resolutions have not been amended, modified, revoked or rescinded and (2) as to the incumbency and specimen signature of each officer executing any Loan Documents on behalf of such Person constituting the Borrower; and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Agent.

                (c) The Agent shall have received the executed legal opinion of Haythe & Curley, Jameson Moore Peskin & Spicer and California counsel, counsel to the Persons constituting the Borrower, substantially in the form of Exhibit
F. Such legal opinion shall cover such matters incident to the transactions contemplated by this Agreement as the Agent and the Lenders reasonably may require.

                (d) The Borrower shall have paid to the Agent, for distribution to the Lenders, a non-refundable facility fee of $50,000. Such fee shall be distributed as follows: $15,000 to First Union National Bank, $25,000 to PNC and $10,000 to Fleet Bank, N.A..

                (e)  Omitted.

                (f) The Borrower shall have paid all fees of counsel to the Agent submitted on the date hereof. This condition precedent does not derogate from the Borrower's continuing obligations under Section 10.5.

                (g) The Kapadia Subordinated Note issued by GSI pursuant to the Stock Purchase Agreement shall be in a principal amount not exceeding $5,000,000 and be in form and substance reasonably satisfactory to the Lenders.

                (h) With respect to the transactions contemplated by the Stock Purchase Agreement, the Lenders (i) shall have received copies of the most recent audited financial statements of Kapadia Enterprises, Inc. ("KEI") and be satisfied with the financial condition of KEI as set forth therein and (ii) shall have received a written report from KPMG summarizing due diligence procedures and findings in form and substance satisfactory to the Lenders.

                (i) The Lenders shall have received Agent's Year 2000 readiness assessment survey of GSI and its Subsidiaries and the Lenders shall be reasonably satisfied with the results thereof.

                (j) Omitted.

                (k) Prior to or concurrently with the execution of this Credit Agreement, Borrower, at its sole cost and expense, shall have obtained and delivered to the Agent a title policy (or a commitment to issue such title policy, marked to closing) issued by the Title Company, insuring the priority of the Lien of the Leasehold Mortgage in a form acceptable to the Agent and containing only such exceptions as shall be consented to by the Agent.

                (l) The Lender shall have received such other materials, documents and papers regarding the Mortgaged Property, the Borrower or the Loan as the Lender may reasonably require.

                (m) The Agent shall have received all UCC Financing Statements required to perfect any security interests and other evidence of the Liens granted pursuant to the Security Instruments.

                (n) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Lenders, and the Agent and the Lenders shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as they may reasonably request.

          Section 4.2  Conditions to Each Loan.  The obligation of the Lenders
                       -----------------------
to make any Loan requested to be made on any date (including, without limitation, the initial Loan) or to issue any Letter of Credit (including, without limitation, the initial Letter of Credit) is subject to the satisfaction of the following conditions precedent:

                (a) Each of the representations and warranties made by each Person constituting the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date except for representations and warranties which speak as of another date, in which case such representations and warranties shall have been true in all material respects as of such date (it being agreed that for purposes of this Section 4.2 (a) the date referred to in Section 3.2 shall refer to the date of the then most recent audited financial statements of GSI and its consolidated Subsidiaries delivered to the Agent.

                (b) No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans or Letters of Credit requested to be made or issued on such date.

                (c) The Agent shall have received a Borrowing Base Certificate for the then most recently ended Calculation Period.

                (d) The Agent and the Lenders shall have received all fees due and owing pursuant to Sections 2.4.

                (e) No notice of, or any other document or instrument creating, any federal tax Lien or Lien under Section 412 of the Code or Section 4068 of ERISA shall have been issued, recorded or filed with respect to the assets of the Borrower or any of its Subsidiaries and no Lender shall have informed the Agent or the Borrower that such Lender has processed any such Lien or has notice thereof.

                (f) And, in the case of each Loan the proceeds of which are to be used to fund amounts due under the Stock Purchase Agreement, all conditions precedent to the obligations of GSI or Breckenridge-Remy Co. thereunder shall have been satisfied and not waived or amended.

          Each borrowing hereunder shall constitute a representation and warranty by the Borrower as of the date of such Loan that the conditions contained in subsections (a) through (e) of this Section 4.2 have been satisfied.

          ARTICLE 5  AFFIRMATIVE COVENANTS

          Each Person constituting the Borrower hereby agrees that, so long as the Commitments remain in effect, any Note remains outstanding and unpaid or any other amount is owing to the Agent or any Lender hereunder, each Person constituting the Borrower shall and shall cause their respective Subsidiaries (including, without limitation, MacDonald Contract Sales, Inc. and Guest International (Canada), Ltd.) to (except the Subsidiary Borrowers and MacDonald Contract Sales, Inc. and Guest International (Canada), Ltd.) in the case of delivery of financial information, reports and notices other than Borrowing Base Certificates in the case of Subsidiary Borrowers):

           Section 5.1  Financial Statements.  Furnish to the Agent (with
                        --------------------
sufficient copies for each Lender):

                (a) as soon as available, but in any event within 105 days after the end of each fiscal year of GSI, a copy of the consolidated balance sheet of GSI and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified by and reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG Peat Marwick & Co. or other independent certified public accountants of nationally recognized standing reasonably acceptable to the Required Lenders together with the consolidating balance sheet of GSI and its consolidated Subsidiaries as at the end of such year, setting forth in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated financial statements of GSI and its consolidated Subsidiaries; and

                (b) as soon as available, but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of GSI, the unaudited consolidated and consolidating balance sheet of GSI and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of GSI and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated financial statements of GSI and its consolidated Subsidiaries (subject to normal year-end audit adjustments);
all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

           Section 5.2  Certificates; Other Information.  Furnish to the Agent
                        -------------------------------
(with sufficient copies for each Lender):

                (a) concurrently with the delivery of the financial statements referred to in Sections 5.1(a) and 5.1(c), the following: a certificate of a Responsible Officer of GSI stating that, to the best of such Officer's knowledge, each Person constituting the Borrower during such period have observed or performed all of their respective covenants and other agreements, and satisfied every condition, contained in this Agreement and in the Notes and the other Loan Documents to which they are a party to be observed, performed or satisfied by them, and that such Officer has obtained no knowledge of any Default or Event of Default, except as specified in such certificate.

                (b) not later than 30 days prior the beginning of each fiscal year of GSI, a copy of the quarter to quarter projections by GSI of the operating budget and cash flow budget of GSI and its Subsidiaries for such fiscal year, such projections to be accompanied by a certificate of a Responsible Officer of GSI to the effect that such projections have been prepared on the basis of assumptions deemed reasonable at the time of preparation and that such Officer has no reason to believe they are incorrect or misleading in any material respect;

                (c) within five days after the same are sent, copies of all financial statements and reports which GSI sends to its stockholders generally, and within five days after the same are filed, copies of all financial statements and reports which GSI may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

                (d) within seven days after the end of each Calculation Period, a Borrowing Base Certificate for such Calculation Period which certificate shall include, inter alia, an accounts receivable aging report for each Person
         ----- ----
constituting the Borrower as of the end of the Calculation Period covered by such certificate; and

                (e) promptly, such additional financial and other information as the Agent from time to time reasonably may request.

          Section 5.3  Payment of Obligations.  Pay, discharge or otherwise
                       ----------------------
satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the relevant Person constituting the Borrower or its Subsidiaries, as the case may be or except for immaterial amounts incurred in the ordinary course of business.

          Section 5.4  Conduct of Business and Maintenance of Existence.
                       ------------------------------------------------
Continue to engage in businesses related to the businesses now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to Section 6.4; comply with all Contractual Obligations and Requirements of Law (excluding, for purposes of this subsection, Requirements of Law specifically addressed in other subsections of this Article 5) except to the extent that failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

          Section 5.5  Maintenance of Property; Insurance.  Keep all property
                       ----------------------------------
useful and necessary in its business in good working order and condition, ordinary wear and tear excepted; maintain with financially sound and reputable insurance companies (rated A or better by A.M. Best & Co.) insurance on all its property in at least such amounts and against at least such risks (but including in any event general liability, product liability and business interruption) as is maintained by the Borrower on the date hereof; and furnish to the Agent proof reasonably satisfactory to the Agent of the annual renewal thereof (within 30 days of such renewal) and, upon written request, such other information as to the insurance carried as Agent may reasonably request.

          Section 5.6  Inspection of Property; Books and Records; Discussions.
                       ------------------------------------------------------
Keep proper books of record and account in which full, true and correct entries in conformity with prudent business practices and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Agent and each Lender during normal business hours and upon reasonable notice (unless an Event of Default has occurred and is continuing, in which case no such notice from the Agent or any Lender shall be required) to visit and inspect any of its properties, examine and make abstracts from any of its books and records and conduct asset/system reviews and/or appraisals (such asset/system reviews and appraisals to be at the Lenders' expense if no Default or Event of Default exists and otherwise at the Borrower's sole cost and expense; provided that the Borrower shall not be required to pay for more than two appraisals during the term hereof) at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of any Person constituting the Borrower and its Subsidiaries with officers and employees of such Person and its Subsidiaries and with its independent certified public accountants. Without limiting the generality of the foregoing, GSI shall provide the Agent and its representatives sufficient access to the Mortgaged Property to permit a Phase I environmental site assessment in compliance with ASTM E1527-97 to be conducted (provided that the cost of providing such assessment shall not be charged to Borrower).

           Section 5.7  Notices.  Promptly give notice to the Agent of:
                        -------

                (a) the occurrence of any Default or Event of Default of which the Borrower has knowledge;

                (b) any (i) default or event of default under any Contractual Obligation of any Person constituting the Borrower or any of its Subsidiaries or
(ii) litigation, investigation or proceeding which may exist at any time between any Person constituting the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, would have a Material Adverse Effect;

                (c) any litigation or proceeding affecting any Person constituting the Borrower or any of its Subsidiaries in which the amount involved is $500,000 or more and not covered by insurance or in which injunctive or similar relief is sought; and

                (d)  the occurrence of any event having a Material Adverse
Effect.

          Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer of the relevant Person constituting the Borrower setting forth details of the occurrence referred to therein and stating what action such Person proposes to take with respect thereto.

          Section 5.8  ERISA Compliance.  Comply with all the applicable
                       ----------------
provisions of ERISA now or hereafter in effect with respect to each of its Plans except where the failure to comply would not have a Material Adverse Effect. Notify the Lender of the following events, as soon as possible and in any event within thirty days after the Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan; (ii) the occurrence of a prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan, (iii) the institution of proceedings or the taking or expected taking of any other action by the PBGC or any Person constituting the Borrower or any ERISA Affiliate to terminate or withdraw or partially withdraw from any Plan and, with respect to a Multiemployer Plan, the Reorganization or Insolvency of such Plan (as such terms are defined in ERISA), (iv) the failure of any Person constituting the Borrower or any ERISA Affiliate to make a required installment under Section 412 (m) of the Code or any other payment required under

Section 412 of the Code on or before the due date or (v) the adoption of an amendment with respect to a Plan so that any Person constituting the Borrower or any ERISA Affiliate is required to provide security to the Plan under Section 401(a)(29) of the Code, and in addition to such notice, deliver to the Lender a certificate signed by a Responsible Officer setting forth the details relating thereto, and the action that such Person and the ERISA Affiliate propose to take with respect thereto and when known, any action taken or threatened by the Internal Revenue Service or the PBGC, together wit a copy of any notice to the PBGC or the Internal Revenue Service or any notice delivered by the PBGC or the Internal Revenue Service.

          Section 5.9  Taxes and Claims.  Pay and discharge all taxes,
                       ----------------
assessments and governmental charges or levies imposed upon it or the Mortgaged Property or upon its income or profits, or upon any property belonging to it and which upon non-payment could become a Lien on any portion of the Mortgaged Property, prior to the date on which penalties attach thereto; provided that, subject to any more restrictive provisions contained in the Loan Documents, Borrower shall not be required to pay or cause to be paid any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and for which adequate reserves are being maintained; provided, however, Borrower shall immediately pay and discharge or cause to be paid and discharged any such contested taxes, assessments and governmental charges or levies upon the commencement of any proceeding to foreclose, sell or otherwise execute on the Lien thereof against the Mortgaged Property or [GSI's] interest therein.

           Section 5.10 Environmental Matters.
                        ---------------------

                (a) Borrower shall defend, indemnify and hold harmless the Agent and all Lenders from and against any and all Environmental Liabilities.

                (b) Borrower shall not cause or permit (or allow any subtenant to cause or permit) (i) the Mortgaged Property, or any part thereof, to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials in violation of the Environmental and Safety Laws.

                (c) The provisions of this Section 5.10 shall be in addition to any other obligation and liability the Borrower may have to the Agent and the Lenders, and shall survive the transactions contemplated herein, the termination of this Credit Agreement and the repayment of all Obligations.

          Section 5.11 Hedging Transactions.  Within 30 days of the Effective
                       --------------------
Date, enter into interest rate hedging transactions in form and substance and with counterparties acceptable to the Lenders with respect to at least 50% of the projected Loans from the Effective Date to the third anniversary of the Effective Date.

          Section 5.12 Foreign Subsidiaries.  If at any time (i) the tangible
                       --------------------
assets of any one or more of the foreign Subsidiaries of GSI are equal to or exceed five percent (5%) of the aggregate tangible assets of GSI and all of its Subsidiaries and (ii) the Collateral Agent has not released all Collateral pursuant to Section 14 of the Collateral Agency and Intercreditor Agreement; GSI will pledge, or cause to be pledged, to the Collateral Agent for the benefit of the

Lenders and Senior Noteholders, within 60 days of the Required Lenders' request (delivered to the Agent and the Borrower), 65% of the Capital Stock of such foreign Subsidiary or Subsidiaries pursuant to a stock pledge agreement in form and substance reasonably satisfactory to the Required Lenders, and deliver the stock certificates so pledged and related stock powers (or take such other action as is required to effect and perfect such pledge) and a favorable opinion of counsel to such foreign Subsidiary addressed (and in form and substance reasonably satisfactory) to the Collateral Agent, the Lenders and the Senior Noteholders.

          Section 5.13 Landlord Waivers and Consents.  Borrower shall use
                       -----------------------------
reasonable efforts to obtain a Landlord's Waiver and Consent substantially in the form of Exhibit L hereto from each lessor of each location at which any Person constituting the Borrower maintains any Collateral (as defined in the Security Agreements) and which has not been obtained prior to the Effective Date.

          ARTICLE 6  NEGATIVE COVENANTS

          Each Person constituting the Borrower hereby agrees that, so long as the Commitments remain in effect, any Note remains outstanding and unpaid or any other amount is owing to the Agent or any Lender hereunder, it shall not, and shall not permit any of their respective Subsidiaries (including, without limitation, MacDonald Contract Sales, Inc. and Guest International (Canada), Ltd.) to, directly or indirectly (except as to the Subsidiary Borrowers, MacDonald Contract Sales, Inc. and Guest International (Canada), Ltd. or any other Subsidiary of GSI, the covenants set forth in Sections 6.11, 6.12, 6.13 and 6.14):

           Section 6.1  Limitation on Indebtedness.  Create, incur, assume or
                        --------------------------
suffer to exist any Indebtedness, except:

                (a) Indebtedness (i) in respect of the Loans, the Notes and other obligations of such Person constituting the Borrower under this Agreement and (ii) arising with respect to Hedging Agreements;

                (b) Existing Indebtedness under the Senior Notes and Senior Note Purchase Agreements;

                (c) Indebtedness of any Person constituting the Borrower owing to another Person constituting the Borrower or any Subsidiary of the Borrower and of any Subsidiary of GSI to any Person constituting the Borrower;

                (d)  Subordinated Debt;

                (e) Indebtedness of a Person which becomes a Subsidiary after the date hereof, provided that such Indebtedness existed at the time such Person became a Subsidiary and was not created in anticipation thereof;

                (f) Capital Lease Obligations plus purchase money indebtedness existing on the Effective Date plus additional Capital Lease Obligations and purchase money indebtedness provided the aggregate amount of such additional Capital Lease Obligations and purchase money indebtedness does not increase in any fiscal year during the term of this Agreement by more than $1,000,000 over the amount thereof in the prior fiscal year; and

                (g) Contingent Obligations in accordance with Section 6.3 of this Agreement.

          Section 6.2  Limitation on Liens.  Create, incur, assume or suffer to
                       -------------------
exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                (a) Liens securing Indebtedness owed to any Lender or Senior Noteholder and permitted by Section 6.1(a) and (b); provided such Liens are governed by the Collateral Agency and Intercreditor Agreement. Liens securing Indebtedness permitted by Section 6.1(e) and (f); provided, that, in the case of Liens securing Indebtedness permitted by Section 6.1(f) such Liens shall not encumber any property not financed by such Indebtedness, and in the case of any Liens permitted by Section 6.1(e), such Liens shall not encumber any property not encumbered by such Lien at the time it was created, such Liens existed at the time such Person became a Subsidiary and were not created in anticipation of the acquisition, and any such Lien does not by its terms secure any Indebtedness other than Indebtedness existing immediately prior to the time such Person becomes a Subsidiary;

                (b) Subject to more restrictive provisions in Loan Documents relating to the Mortgaged Property, Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the relevant Person constituting the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

                (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlords' or other like Liens arising in the ordinary course of business which secure amounts not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

                (d) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                (f) Subject to more restrictive provisions in the Loan Documents relating to the Mortgaged Property, easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the relevant Person constituting the Borrower or such Subsidiary; and

                (g) Liens listed on Schedule VIII, provided that no such Lien is amended after the date of this Agreement to cover any additional property or to secure additional Indebtedness.

          Section 6.3  Limitation on Contingent Obligations.  Create, incur,
                       ------------------------------------
assume or suffer to exist any Contingent Obligation, except guarantees and indemnities made in the ordinary course of its business by any Person constituting the Borrower of obligations of any Person constituting the Borrower or any of their respective Subsidiaries and except Letter of Credit Reimbursement Obligations, provided, in any case those obligations are not otherwise prohibited under this Agreement.

          Section 6.4  Limitations on Fundamental Changes.  Enter into any
                       ----------------------------------
merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

                (a) any Subsidiary of GSI may be merged or consolidated with or into GSI (provided that GSI shall be the continuing or surviving corporation) or with or into any one or more wholly owned Subsidiaries of GSI (provided that the wholly owned Subsidiary or Subsidiaries or the Subsidiary Borrower, if it is a party to such merger or consolidation, shall be the continuing or surviving corporation) and after giving effect to any of such transactions, no Default or Event of Default shall exist; and

                (b) any wholly owned Subsidiary of GSI may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to GSI or any wholly-owned Subsidiary of GSI and GSI may sell, lease, transfer or otherwise dispose of any or all of its assets to any Person constituting the Borrower; and

                (c) sales of assets in accordance with Section 6.5 of this Agreement. Without limiting the generality of the foregoing, GSI shall not terminate or assign the Mortgaged Lease without the prior written consent of the Lenders.

          Section 6.5  Limitation on Sale of Assets.  Convey, sell, lease,
                       ----------------------------
assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, Capital Stock of any Person constituting the Borrower (other than GSI), receivables and leasehold interests), whether now owned or hereafter acquired, except:

                (a) obsolete or worn out property disposed of in the ordinary course of business;

                (b) the sale or other disposition of any property (other than inventory) provided, that, the aggregate book value of all assets so sold or disposed of in any period of twelve consecutive months shall not exceed 2% of Consolidated Tangible Assets of GSI as at the beginning of such twelve-month period;

                (c)  the sale of inventory in the ordinary course of business;

                (d) the sale or discount without recourse of accounts receivable only in connection with the compromise thereof or the assignment of past-due accounts receivable for collection; and

                (e)  as otherwise contemplated by Section 6.4 of this Agreement.

          Section 6.6  Limitation on Investments, Loans and Advances.  Purchase,
                       ---------------------------------------------
hold or acquire beneficially any Capital Stock, other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make or permit to exist any investment or acquire any interest whatsoever in, any other Person, except:

                (a) extensions of trade credit to customers in the ordinary course of business;

                (b)  Permitted Investments;

                (c) capital contributions, loans and advances by any Person constituting the Borrower or any Subsidiary of the Borrower to any Person constituting the Borrower or a domestic Subsidiary of the Borrower and loans and advances by any foreign Subsidiary of the Borrower to any other foreign Subsidiary of the Borrower;

                (d) loans and advances in the form of cash by any Person constituting the Borrower to the foreign Subsidiaries of the Borrower in an aggregate amount not to exceed $500,000 in outstanding principal amount at any time;

                (e) loans and advances to employees or directors of any Person constituting the Borrower not to exceed $100,000 in aggregate principal amount outstanding at any time;

                (f)  as permitted by Section 6.17; and

                (g) so long as no Default or Event of Default has occurred and is continuing, (i) GSI (or any of its wholly-owned Subsidiaries) may purchase Capital Stock of any Person not a Subsidiary for consideration consisting solely of the Capital Stock of GSI (and cash in accordance with clauses (ii) or (iii) below, as applicable); provided the acquired Person has not incurred net losses in its two fiscal years immediately preceding the date of acquisition and is not, at the time of acquisition, operating at a net loss; (ii) GSI or any wholly-owned Subsidiary of GSI may purchase Capital Stock of any Person not a Subsidiary for a cash purchase price not exceeding $3,000,000 in the aggregate for all such purchases occuring prior to April 30, 2000; and (iii) after April 30, 2000, GSI or any wholly-owned Subsidiary of GSI may purchase Capital Stock of any Person not a Subsidiary so long as, after consummating such acquisition, the Available Commitment is not less than $5,000,000; provided in each case referred to in clause

(i), (ii) and (iii), GSI has given the Agent 30 days prior written notice of the proposed purchase; giving effect to such acquisition shall not give rise to an Event of Default, simultaneously with such acquisition, any Person becoming a domestic Subsidiary guarantees payment of the Obligations pursuant to a written agreement in favor of, and otherwise in form and substance satisfactory to, the Required Lenders, and in the case of any acquisition referred to in clause
(iii), GSI shall have provided the Agent with projections of the acquired Person's financial performance after giving effect to such acquisition in form and covering such periods as is reasonably requested by Agent.

          Section 6.7  Limitation on Optional Payments and Modifications of Debt
                       ---------------------------------------------------------
Instruments.  Make any optional payment or prepayment on or redemption,
-----------
defeasance or purchase of any Subordinated Debt, or amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms relating to the payment or prepayment or principal of or interest on, any such Indebtedness, other than any amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon; and provided that nothing herein shall prohibit the conversion of the Kapadia Subordinated Note into Capital Stock of GSI pursuant to the terms thereof or the payment of the Kapadia Subordinated Note at maturity (subject to the subordination provisions contained therein) .

          Section 6.8  Transactions with Affiliates.  Enter into any
                       ----------------------------
transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) not otherwise prohibited under this Agreement, and (b) upon fair and reasonable terms no less favorable to the relevant Person constituting the Borrower, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

          Section 6.9  Fiscal Year.  Permit the fiscal year of the Borrower to
                       -----------
end on a day other than the first Friday closest to October 1 of each year.

          Section 6.10 Limitation on Conduct of Business.  Enter into any
                       ---------------------------------
business either directly or through any Subsidiary except for businesses in which GSI and its Subsidiaries are engaged on the date of this Agreement and business related to such existing businesses.

          Section 6.11 Tangible Net Worth.  Permit Consolidated Tangible Net
                       ------------------
Worth at the end of any fiscal quarter of GSI to be less than the sum of (i) $28,000,000 plus (ii) 50% of the aggregate, cumulative Consolidated Net Income (but excluding net losses for purposes of this calculation), if any, for each fiscal year end occurring after the Closing Date.

          Section 6.12 Fixed Charge Coverage Ratio. Permit the Fixed Charge
                       ---------------------------
Coverage Ratio for the period of four consecutive fiscal quarters preceding any date of determination to be less than 1.35 to 1.

          Section 6.13 Funded Debt to EBITDA. Permit the ratio of Funded Debt of
                       ---------------------
GSI and its consolidated Subsidiaries to Consolidated EBITDA for the period of four consecutive fiscal quarters preceding any date of determination to be greater than: 3.50 to 1 through October 1, 1999;

3.25 to 1 during its fiscal year ending September 29, 2000; 2.75 to 1.0 for its fiscal year ending September 28, 2001; 2.50 to 1.0 for its fiscal year ending September 27, 2002; or 2.25 to 1.0 thereafter.

          Section 6.14 Capital Expenditures.  Permit expenditures of GSI and its
                       --------------------
consolidated Subsidiaries for CAPEX in any fiscal year to exceed $5,000,000.

          Section 6.15 Obligor Tangible Assets.  Permit the ratio of (a)
                       -----------------------
Consolidated Obligor Tangible Assets to (b) Consolidated Tangible Assets to be less than 0.9 to 1.0, unless at such time the Obligor Fixed Charged Coverage Ratio is 1.1 to 1.0 or greater.

          Section 6.16 ERISA Obligations.  Be or become obligated to the PBGC,
                       -----------------
in any material respect, other than in respect of annual premium payments.

          Section 6.17 Restricted Payments.  Make any purchase, redemption or
                       -------------------
other acquisition of the Capital Stock of GSI (i) at an aggregate cost in any fiscal year of GSI in excess of an amount equal to 50% of Consolidated Net Income for such fiscal year, (ii) at any time while an Event of Default has occurred and is continuing or (iii) if giving effect to such purchase, redemption or other acquisition would cause the occurrence of a Default or Event of Default.


          ARTICLE 7  EVENTS OF DEFAULT

          Section 7.1  Events of Default.  If any of the following events (each,
                       -----------------
an "Event of Default") shall occur and be continuing:

                (a) (i) The Borrower shall fail to pay any principal of any Note or Reimbursement Obligation when due in accordance with the terms thereof or hereof; or (ii) the Borrower shall fail to pay any interest on any Note or Reimbursement Obligation, or any other amount payable hereunder, or any Person constituting the Borrower shall fail to pay any net amount due by it under any Lender Hedge Agreement, in each case within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof (and, in the case of any Lender Hedge Agreement, notice of such failure shall have been given to the Agent in writing); or

                (b) Any representation or warranty made or deemed made by any Person constituting the Borrower or any other party to a Loan Document herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                (c) Any Person constituting the Borrower shall default in the observance or performance of any agreement contained in Article 6; or

                (d) Any Person constituting the Borrower or any other Party to a Loan Document shall default in the observance or performance of any other agreement contained in this Agreement (other than as provided in Sections 7.1(a), (b) or (c)) or any other Loan Document, and such default shall continue unremedied for a period of 30 days; or

                (e)  GSI or any of its Subsidiaries shall:

                        (1) default in any payment of principal of or interest on any Indebtedness (other than the Notes or Reimbursement Obligations or in respect of any Lender Hedge Agreement) or in the payment of any Contingent Obligation in either case in excess of $500,000, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Contingent Obligation was created (it being understood that the exercise by GSI of its right of offset with respect to interest and principal payments under (and in compliance with) Section 2(b) of the Kapadia Subordinated Note and Section 11.07 of the Stock Purchase Agreement shall not constitute a Default or Event of Default); or

                        (2) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Contingent Obligation to become payable; or


        (f) (1) GSI or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or GSI or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against GSI or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (1) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (3) there shall be commenced against GSI or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (4) GSI or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
(1), (2) or (3) above; or (5)

GSI or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

        (g) One or more judgments or decrees shall be entered against GSI or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $500,000 or more and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

        (h) (i) Any Reportable Event, which the Required Lenders determine in good faith (which determination shall be final and conclusive) constitutes grounds for the termination of any Plan or Plans by PBGC or for the appointment by the appropriate United States District Court of a trustee to administer or liquidate any Plan or Plans, shall have occurred and be continuing thirty (30) days after written or telegraphic or telephonic notice to such effect shall have been given to the Borrower by the Lender; or (ii) a decision shall have been made by the Board of Directors (or any committee thereof), any authorized officer or other employee of any Person constituting the Borrower, or any trustee or trustees of any Plan or Plans to terminate any Plan or Plans or to file a termination notice with respect to any Plan or Plans; or (iii) a trustee shall be appointed by the appropriate United States District Court to administer any Plan or Plans, or any Plan or Plans shall be terminated; or (iv) PBGC shall institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer any Plan or Plans; or (v) any Person constituting the Borrower or any ERISA Affiliate shall fail with respect to any Plan or Plans to meet the minimum funding standards established in the Code, or shall obtain a waiver of such minimum funding standards; or (vi) any Person constituting the Borrower or any ERISA Affiliate shall completely or partially withdraw from a Plan; or (vii) any Person constituting the Borrower or any ERISA Affiliate shall make a decision to cease operations at a facility or facilities where such cessation would result in a separation from employment of more than 20% of the total number of employees who are participants under a Plan; where in the case of any one or more of the events described in the preceding clauses (i) through (vii) the aggregate outstanding amount of unfunded vested liabilities under such Plan if a single employer plan (including unfunded vested liabilities which arise or might arise as a result of the termination of or withdrawal from such Plan) or the allocable portion of such outstanding unfunded vested liabilities under a Multiemployer Plan shall exceed (either singly or in the aggregate in the case of any such liability arising out of one or more of the events described in the preceding clauses (i) through (vii) under more than one such Plan) 2% of the Consolidated Tangible Net Worth of GSI and shall in good faith be determined by the Required Lenders (which determination shall be final and conclusive) to have a Material Adverse Effect; or

          (i) A Change in Control shall occur; or

          (j) Any Subsidiary (other than a Subsidiary Borrower) of any Person constituting the Borrower shall take any action set forth in Article 6 which the Borrower has undertaken not to permit; or

          (k) Any Subsidiary (other than a Subsidiary Borrower) of any Person constituting the Borrower shall fail to take any action set forth in Article 5 which the Borrower has undertaken to cause and such failure shall not be remedied for a period of 30 days; or

          (l) An Event of Default under (and as defined in) any other Loan Document shall occur;

then, and in any such event, (A) if such event is an Event of Default specified in clause (1) or (2) of Section 7.1(f) above with respect to any Person constituting the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, any one or more of the following actions may be taken: (i) the Agent may (with the consent of the Required Lenders) and shall (upon the request of the Required Lenders), by written notice to the Borrower, declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; (ii) the Agent may (with the consent of the Required Lenders) and shall (upon the request of the Required Lenders), by written notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable and (iii) the Agent may (with the consent of the Required Lenders) and shall (upon the request of the Required Lenders but subject to the provisions of Article 8), proceed to enforce the rights and remedies of the Secured Party under the Security Documents. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

          ARTICLE 8  THE AGENT

          Section 8.1  Actions.  Subject to the terms of the Collateral Agency
                       -------
and Intercreditor Agreement, each Lender authorizes the Agent to act on behalf of such Lender under this Agreement, the other Loan Documents and any other related instruments and, in the absence of other written instructions from the Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will, subject to the last two sentences of this Section 8.1, comply in good faith except as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender agrees (which agreement shall survive any termination of this Agreement) to indemnify the Agent, pro rata
                                                                   --- ----
according to such Lender's Percentage, from and against any and all liabilities, obligations, damages, penalties, actions, judgements, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement, the Revolving Notes, the Letters of Credit, any of the other Loan Documents and any other related instruments, including, without limitation, the reimbursement of the Agent for all reasonable out-of-pocket expenses (including, without limitation, syndication costs and attorneys' fees) incurred by the Agent hereunder or in connection herewith or in enforcing the obligations of the Borrower or any Lender under this Agreement, under any of the other Loan Documents or any other related instruments, in all cases as to which the Agent is not reimbursed by the Borrower; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, damages, penalties, actions, judgements, suits, costs, expenses or disbursements determined by a court of proper jurisdiction in a final proceeding to have resulted from the Agent's gross negligence or willful misconduct. The Agent shall not be required to take any action hereunder or under any other related instruments, or to prosecute or defend any suit in respect of this Agreement or any such instrument, unless indemnified to its satisfaction by the Lenders against costs, liability, and expense. If any indemnity in favor of the Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given. The Agent may delegate its duties hereunder to affiliates, agents or attorneys-in-fact selected in good faith by the Agent. Each Lender's obligation to indemnify the Agent as set forth above shall be unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Lender may have or have had against the Agent, any other Lender, the Borrower, any Subsidiary or any other Person.

          Section 8.2  Exculpation.  The Agent shall have no duties or
                       -----------
responsibilities except those expressly set forth in this Agreement. Neither the Agent nor any of its directors, officers, employees, or agents (collectively, the "Related Parties") shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement, the other Loan Documents or any other related instrument, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor shall the Agent or any Related Parties be responsible for any recitals or representations or warranties herein or therein, or for the effectiveness, enforceability, validity or due execution of this Agreement, the other Loan Documents or any other related instruments, nor shall the Agent or any Related Parties be obligated to make any inquiry respecting the performance by the Borrower of its obligations hereunder or thereunder. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which it believes to be genuine and to have been presented by a proper Person. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which, by the terms of this Agreement, the Agent is permitted or required to take or grant, and the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under this Agreement or any of the other Loan Documents until it has received instructions from the Required Lenders. No Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any of the other Loan Documents in accordance with instructions from the (i) Required Lenders, or (ii) all of the Lenders to the extent required hereunder.

          Section 8.3  Successor.  The Agent may resign as such at any time upon
                       ---------
at least ten days' prior notice to the Borrower and all Lenders, and the Agent may be removed at any time by written notice from the Required Lenders. If the Agent at any time shall resign or be removed, the Required Lenders may appoint another Lender as a successor Agent. If the Required Lenders do not make such appointment within thirty days, the resigning or removed Agent shall appoint a new Agent from among the Lenders or, if no Lender accepts such appointment, from among commercial banking institutions or trust institutions generally; provided such successor agent shall be a domestic commercial bank having a combined capital and surplus in excess of $500,000,000. Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon become the Agent hereunder and shall be entitled to receive from the prior Agent such documents of transfer and assignment as such successor Agent may reasonably request, and the resigning or removed Agent shall (i) be discharged from its duties and obligations under this Agreement and the other related instruments and (ii) entitled to the continued benefit of this Article 8 with respect to all actions taken by it prior to its removal or resignation.

          Section 8.4  Credit Decisions.  Each Lender represents and
                       ----------------
acknowledges to the Agent that it has, independently of the Agent and each other Lender, and based on the financial information referred to in this Agreement and the other Loan Documents and such other documents, information and investigations as it has deemed appropriate, made its own credit decision to enter into this Agreement. Each Lender also acknowledges that it will, independently of the Agent and each Lender, and based on such documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement, the Loan Documents or any other related instruments.

          Section 8.5  Notices, etc. from Agent.  The Agent shall give prompt
                       ------------------------
notice to each Lender of each notice or request given to the Agent by the Borrower or by the Agent to the Borrower pursuant to the terms of this Agreement. The Agent will promptly distribute to each Lender each instrument received for its account and copies of all other communications received by the Agent from the Borrower for distribution to the Lenders by the Agent in accordance with the terms of this Agreement.

          Section 8.6  Security Documents.  Each Lender hereby (i) authorizes
                       ------------------
the Agent to enter into the Security Documents (including, without limitation, the Collateral Agency and Intercreditor Agreement) and to take all action contemplated thereby and (ii) confirms its appointment of PNC as Collateral Agent under the Collateral Agency and Intercreditor Agreement. Each Lender hereby confirms its agreement to be bound by the terms and conditions of the Collateral Agency and Intercreditor Agreement and the other Security Documents. Each Lender agrees that no Lender shall have any right individually to seek to realize upon the collateral granted for the benefit of the Lenders and Senior Noteholders pursuant to any of the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Agent for the benefit of the Agent, the Lenders and Senior Noteholders upon the terms of the Security Documents.

           ARTICLE 9  PURCHASING LENDER

          Section 9.1  Purchasing Lender.  (a) Each Lender, in the ordinary
                       -----------------
course of its commercial banking business and in accordance with applicable law, at any time may sell, assign and delegate to any Affiliate of such Lender and/or, with the consent of the Agent and the Borrower (which in each case shall not be unreasonably withheld), to one or more additional banks or financial institutions (each, a "Purchasing Lender") all or any part of such Lender's rights and obligations under this Agreement, the Notes and the other Loan Documents (provided, that any such sale, assignment and delegation shall be made with respect to each Loan and Commitment of such Lender hereunder) pursuant to an agreement ("Assignment and Acceptance") executed by the Purchasing Lender and such Lender. Such Assignment and Acceptance shall specify an effective date which is not less than five Business Days after the date of execution thereof. Upon such execution, delivery, and acceptance, from and after the effective date determined pursuant to such Assignment and Acceptance, (A) the Purchasing Lender thereunder shall be a party hereto and, to the extent of the Commitments assigned and Loans sold pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (B) the assigning Lender thereunder shall, to the extent of the Commitments assigned pursuant to such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Such Assignment and Acceptance shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender as a Lender and the resulting adjustment of Commitments arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such assigning Lender under this Agreement and the Notes. On or prior to the effective date determined pursuant to such Assignment and Acceptance, the Borrower, at its own expense, shall execute and deliver to the assigning Lender and Purchasing Lender in exchange for the surrendered Revolving Credit Note, a new Revolving Credit Note to the order of such Purchasing Lender in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be dated the Closing Date and otherwise shall be in the form of the Note or Notes replaced thereby. The Note or Notes surrendered by the assigning Lender shall be returned to the Borrower marked "replaced." The assigning Lender shall provide the Agent with a copy of each Assignment and Acceptance.

          (b) If, pursuant to this Agreement, any interest in this Agreement or any other Loan Documents is assigned to any transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such transferee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Agent and the Borrower) that under applicable law and treaties no taxes will be required to be withheld by the Agent, the Borrower or the transferor Lender with respect to any payments to be made to such transferee in respect of the Loans, (ii) to furnish to the transferor Lender, the Agent and the Borrower Form W-8ECI or W-8BEN (Ownership Exemption or Reduced Rate Certificate) (wherein such transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder) and (iii) to agree (for the benefit of the transferor Lender, the Agent and the Borrower) to provide the transferor Lender, the Agent and the Borrower a new Form W-8ECI or W-8BEN upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

          Section 9.2  Disclosure of Information.  Each Person constituting the
                       -------------------------
Borrower authorizes the Lenders to disclose to any Purchasing Lender and any prospective Purchasing Lender any and all information relating to each Person constituting the Borrower and its Affiliates which has been furnished to the Agent and the Lenders by or on behalf of each Person constituting the Borrower; provided that any such Purchasing Lender agrees to keep any information relating to any Person constituting the Borrower received hereunder confidential except as may be required by any Requirement of Law.

          Section 9.3  Pledges to Federal Reserve Bank.  Nothing herein shall
                       -------------------------------
prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with applicable law.

          ARTICLE 10  MISCELLANEOUS

          Section 10.1  Amendments and Waivers.  (a) Subject to the provisions
                        ----------------------
of the Collateral Agency and Intercreditor Agreement, no amendment or waiver of any provision of this Agreement, or any of the other Loan Documents, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent, unless in writing and signed by all the Lenders, shall do any of the following: (A) waive any of the conditions specified in Section 4.1 (though the Agent alone may defer the fulfillment of such conditions until the date of the applicable borrowing), (B) increase the amount or extend the term of the Commitments of the Lenders or subject the Lenders to any additional obligations, (C) reduce the principal of, or interest on, the Loans, the Reimbursement Obligations or any of the Notes, or reduce any fees payable hereunder, (D) postpone any date fixed for any payment in respect of principal of, or interest on, the Loans, the Reimbursement Obligations or any of the Notes, as the case may be, or fees payable hereunder, (E) change any of the components which shall be required for the Lenders or any Lender to take any action hereunder, (i.e., the Percentage of the Commitments, or the aggregate unpaid principal amount of the Loans, or the number of Lenders), (F) release all or any substantial portion of the collateral subject to any Security Document (other than as required by Section 14 of the Collateral Agency and Intercreditor Agreement and other than any such collateral which is permitted to be disposed of pursuant to the terms hereof or any release which is consented to by all of the "Secured Parties" (as defined in the Collateral Agency and Intercreditor Agreement)) or (G) amend this Section 10.1; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders hereinabove required to take such action, affect the rights or duties of the Agent under this Agreement. Without derogating from the foregoing, no amendment to this Agreement shall be effective unless signed by each Person constituting the Borrower.

          (b) The liability of each Person constituting the Borrower hereunder shall be absolute and unconditional irrespective of:

                (1) any change in the time, manner, or place of payment or in any other term of, or any other amendment or waiver of, or any consent to departure from any of the Loan Agreement, any of the Loan Documents or any Obligations;

                (2) any change in the name, Capital Stock, Certificate of Incorporation or by-laws, as the case may be, of any Person constituting the Borrower;

                (3) the insolvency of, or the voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization or other similar proceedings affecting any Person constituting the Borrower or any of their respective assets; or

                (4) any other circumstance or claim which might otherwise constitute a defense available to, or a discharge of, any Person constituting the Borrower in respect of the Obligations.

          (c) No payment made by any Person constituting the Borrower, or received or collected by the Agent or any of the Lenders, from any Person constituting the Borrower by virtue of any action or proceeding or set-off or application at any time in reduction of or in payment of the Obligations shall be deemed to modify, release or otherwise affect the liability of any Person constituting the Borrower under the Loan Documents. Notwithstanding any such payments received or collected by the Agent or any of the Lenders in connection with the Obligations, each Person constituting the Borrower shall remain liable for the Obligations until all Obligations are paid in full. The joint and several obligation of each Person constituting the Borrower shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or the Lenders upon the insolvency, bankruptcy or reorganization of any Person constituting the Borrower or otherwise, all as though such payment had not been made.

          (d) The obligations and liabilities of each Person constituting the Borrower hereunder shall not be released, discharged, limited or in any way affected by anything done, suffered or permitted by the Agent or Lenders in connection with any monies or credit advanced by the Agent or Lenders to any Person constituting the Borrower or any security therefor, including, without limitation, any loss of, or in respect of, any security received by the Agent or any of the Lenders from any Person constituting the Borrower. It is agreed that the Lenders and/or the Agent, without releasing, discharging, limiting or otherwise affecting in whole or in part the obligations and liabilities of any Person constituting the Borrower hereunder, may, without limiting the generality of the foregoing:

          (A) grant time, renewals, extensions, indulgences, releases and discharges to any Person constituting the Borrower;

          (B) take or abstain from taking security or collateral for the Obligations or from perfecting security or collateral for the Obligations;

          (C) release, discharge, compromise or otherwise deal with (with or without consideration) any and all collateral, mortgages, indemnities, guaranties or other security given by any Person constituting the Borrower with respect to the Obligations;

          (D)  accept compromises from any Person constituting the Borrower;

          (E) after an Event of Default, apply all monies at any time received from any Person constituting the Borrower or from any guaranties, indemnities or any collateral upon such part of the Obligations as the Lenders and/or Agent may see fit or change any such application in whole or in part from time to time as the Agent or such Lenders may see fit; or

          (F) otherwise deal with each Person constituting the Borrower and all other Persons and collateral as the Lenders and/or Agent may see fit;

                (e) neither the Agent nor any of the Lenders shall be bound or obligated to exhaust recourse against any Person constituting the Borrower or other Persons or any security, guarantee, indemnity, mortgage or collateral it may hold or take any other action before being entitled to payment from each Person constituting the Borrower hereunder and each Person constituting the Borrower hereby waives any requirement that would otherwise compel the Agent or the Lenders to do any of the foregoing.

          Section 10.2 Notices.  All notices, requests and demands to or upon
                       -------
the respective parties hereto to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, three Business Days after deposited in the mails by certified mail, return receipt requested, postage prepaid, or (c) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows. Notwithstanding the foregoing, any notice, demand or request to or upon the Agent pursuant to
Section 2.3 or Section 2.7 may be given to the Agent by telephone, provided that the Borrower immediately follows such telephone instructions with a delivery of written notice received by the Agent prior to the extension of Credit requested by one of the methods of delivery otherwise authorized herein.

If to the Borrower:
          Guest Supply, Inc.
          4301 U.S. Highway One
          Box 902
          Monmouth Junction, New Jersey 08852-0902
          Attention: Paul Xenis
          Phone: 609-514-9696
          Fax: 609-514-7377

with a copy to:

          Haythe & Curley
          237 Park Avenue
          New York, New York 10017
          Attention: Bradley P. Cost, Esq.
          Phone: 212-880-6000
          Fax: 212-682-0200

If to the Agent:

          PNC Bank, National Association
          2 Tower Center Boulevard, 16/th/ Floor
          East Brunswick, New Jersey  08816-1094
          Attention: Oliver B. Taylor
          Phone: 732-220-3440
          Fax: 732-220-3621

If to the Lenders:

          PNC Bank, National Association
          2 Tower Center Boulevard 16/th/ Floor
          East Brunswick, New Jersey  08816-1094
          Attention: Oliver B. Taylor
          Phone: 732-220-3440
          Fax: 732-220-3621

          and

          First Union National Bank
          370 Scotch Road
          West Trenton, New Jersey 08628
          Attention: Richard F. Newman, Senior Vice President
          Phone: 908-598-3888
          Fax:     908 598-3085

          and

          Fleet Bank, N. A.
          1125 Route 22 West
          Bridgewater. New Jersey 08807
          Attention: Craig W. Heal, Vice President
          Phone: (908) 253-4427
          Fax:     (908) 253-4118

provided that any notice, request or demand to or upon the Agent pursuant to
--------
Section 2.3, Section 2.5, Section 2.8, Section 2.9(a), Section 2.10 or Section 2.18(a) shall not be effective until received. Any party may change its address for notices by notice to the other parties hereto in the manner provided in this subsection. Any notice to the Borrower or given by the Borrower shall be binding upon, and deemed received or given by, all Persons constituting the Borrower if given by any Person constituting the Borrower (in the case of notices from the Borrower) or delivered to any Person constituting the Borrower at the address set forth herein (or such other address noticed to the Lender as provided herein) and no separate notice to or by any other Person constituting the Borrower shall be necessary for the binding effect or deemed receipt of a notice to or by the Borrower.

      Section 10.3 No Waiver; Cumulative Remedies.
                   ------------------------------

          (a) No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof.

          (b) No single or partial exercise of any right, remedy, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

          (c) The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

      Section 10.4 Survival of Representations and Warranties.  All
                   ------------------------------------------
representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes.

      Section 10.5 Payment of Expenses and Taxes.  The Borrower agrees jointly
                   -----------------------------
and severally:

          (a) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation and execution of, and any proposed or effective amendment, supplement or modification to, this Agreement and the Notes and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent;

          (b) to pay or reimburse the Agent and each Lender for all reasonable out-of-pocket costs and expenses incurred by each of them in connection with the enforcement or preservation of any rights under this Agreement, the Notes, the other Loan Documents and any such other documents, including, without limitation, reasonable fees and disbursements of counsel to the Agent and each Lender;

          (c) to pay, indemnify, and hold the Agent and each Lender harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes, the other Loan Documents and any such other documents; and

          (d) to pay, indemnify, and hold the Agent and each Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, in tort or on any other ground), judgments, suits, reasonable out-of-pocket costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, (i) this Agreement, the Notes, the other Loan Documents or any other documents contemplated by or referred to herein or therein, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan, (iii) any investigation, litigation or proceeding relating to any acquisition or proposed acquisition by GSI or any of its Subsidiaries of all or a portion of the Capital Stock or all or substantially all of the assets of any Person, regardless of whether any Lender is a party thereto or (iv)any action taken or omitted to be taken by the Agent or any Lender with respect to any of the foregoing;

(all the foregoing, collectively, the "Indemnified Liabilities"), and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law; provided, that the Borrower shall have no obligation hereunder to the Agent or any Lender with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of the Agent or such Lender. The agreements in this subsection shall survive repayment of the Notes and all other amounts payable hereunder.

      Section 10.6 Successors and Assigns.  This Agreement shall be binding upon
                   ----------------------
and inure to the benefit of the Borrower, the Agent, the Lenders, all future holders of the Notes and their respective successors and assigns, except that no Person constituting the Borrower may assign, transfer or delegate any of their rights or obligations under this Agreement without the prior written consent of the Lenders other than pursuant to the operation of law by reason of a transaction permitted by Section 6.4.

      Section 10.7 Set-off/Sharing.
                   ---------------

          (a) In addition to any rights and remedies of the Agent and Lenders provided by law, each Lender shall have the right, without prior notice to any Person constituting the Borrower, any such notice being expressly waived by each Person constituting the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by any Person constituting the Borrower hereunder or under the Notes or the other Loan Documents (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency of such Lender to or for the credit or the account of any Person constituting the Borrower. Each Lender agrees promptly to notify the Borrower and Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

          (b) Subject to the terms of the Collateral Agency and Intercreditor Agreement, each of the Lenders agree among themselves that with respect to all amounts received by them which are applicable to the payment or satisfaction of all or part of the Loans or Reimbursement Obligations, interest thereon, any fees or any other amount payable hereunder or under the other Loan Documents, equitable adjustment will be made so that, in effect, all such amounts will be shared among the Lenders in proportion to their respective Percentages, whether received by voluntary payment, by the exercise of the right of setoff or banker's lien, by counterclaim or by the enforcement of their rights hereunder or under the other Loan Documents.

          (c) Subject to the terms of the Collateral Agency and Intercreditor Agreement, if any Lender shall, through the exercise of any right of counterclaim, setoff, banker's lien or otherwise, receive payment or reduction of a proportion of the aggregate amount of the Loans or interest thereon due to such Lender, or any other amount payable hereunder, as the case may be, which is greater than the proportion received by any other Lender or Lenders in respect to the aggregate amount of any Loan or Reimbursement Obligation and interest thereon due such Lender, or with respect to any other amount payable hereunder, that Lender receiving such proportionately greater payment shall notify the other Lenders and the Agent of such receipt and purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such excess payment) in the Loans and Reimbursement Obligations held by the other Lender or Lenders so that all such recoveries of principal and interest with respect to the Loans shall be proportionate to each Lender's respective Percentage; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to the purchasing Lender to the extent of such recovery, together with a pro rata portion (based on the amount of each participation) of the interest thereon (or other amounts), if any, recovered from the purchasing Lender.

          (d) The Borrower expressly consents to the arrangement described in this Section 10.7.

      Section 10.8 Original Agreement.  On the Effective Date, the commitment of
                   ------------------
the Lenders under the Original Agreement to extend credit to the Borrower shall terminate and the Original Agreement and all security and other agreements entered into connection therewith shall terminate.

      Section 10.9 Counterparts.  This Agreement may be executed by one or more
                   ------------
of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      Section 10.10 Severability.  Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 10.11 Integration.  This Agreement represents the agreement of the
                    -----------
Borrower, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

      Section 10.12 Governing Law.  This Agreement and the Notes and the rights
                    -------------
and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of New Jersey.

      Section 10.13 Submission To Jurisdiction; Waivers.  Each Person
                    -----------------------------------
constituting the Borrower hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to or arising out of this Agreement and the other Loan Documents to which it is a party, or the conduct of any party with respect thereto, or for recognition and enforcement of any judgement in respect thereof, to the nonexclusive general jurisdiction of the Courts of the State of New Jersey, the courts of the United States of America for the District of New Jersey, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives to the fullest extent permitted by law any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at the address set forth in Section 10.1 or at such other address of which the Lender shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent permitted by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

      Section 10.14 Acknowledgments.  Each Person constituting the Borrower
                    ---------------
hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the Notes and the other Loan Documents;

          (b) neither the Agent nor any Lender has any fiduciary relationship to any Person constituting the Borrower, and the relationship between the Agent and the Lenders, on one hand, and each Person constituting the Borrower, on the other hand, is solely that of debtor and creditor; and

          (c) no joint venture exists among any Person constituting the Borrower, the Agent or any Lender.

      Section 10.15 Waivers of Jury Trial.  EACH PERSON CONSTITUTING THE
                    ---------------------
BORROWER, THE AGENT AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    Borrowers:
                                    ---------

                                    GUEST SUPPLY, INC.


                                    By:______________________
                                       Name:
                                       Title:

                                    GUEST PACKAGING, INC.


                                    By:______________________
                                       Name:
                                       Title:

                                    BRECKENRIDGE-REMY CO.


                                    By:______________________
                                       Name:
                                       Title:

                                    GUEST DISTRIBUTION
                                     SERVICES, INC.


                                    By:______________________
                                       Name:
                                       Title:

                                    KAPADIA ENTERPRISES, INC.


                                    By:______________________
                                       Name:
                                       Title:

                                    By:______________________
                                       Name:
                                       Title:

                                    Lenders:
                                    -------

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:______________________
                                       Name:
                                       Title:

                                    FIRST UNION NATIONAL BANK


                                    By:______________________
                                       Name:
                                       Title:


                                    FLEET BANK, N.A.


                                    By:______________________
                                       Name:
                                       Title:

                                    Agent:
                                    -----

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:______________________
                                       Name:
                                         Title:

                                PRICING SCHEDULE


     "Applicable Margin" means for any date, the rates set forth below in the row opposite such term and in the column corresponding to the "Pricing Level" that applies at such date:

-----------------------------------------------------------------------
                Level I    Level II   Level III    Level IV    Level V
-----------------------------------------------------------------------
 Applicable
 Eurodollar    plus .75%  plus 1.00%  plus 1.25   plus 1.50   plus 1.75
 Margin

-----------------------------------------------------------------------
 Applicable
 Prime Rate         .50%        .25         .00%        .00%        .00%
 Margin

-----------------------------------------------------------------------
 Applicable
 Fee Rate           .15%        .15%        .25%        .25%        .25%
-----------------------------------------------------------------------


     For purposes of this Schedule, the following terms have the following meanings:

     "Level I Pricing" applies at any date if the ratio of Funded Debt to EBITDA on such date is less than 1.75:1.

     "Level II Pricing" applies at any date if (i) the ratio of Funded Debt to EBITDA in effect on such date is less than 2.25:1 and (ii) Level I Pricing does not apply.

     "Level III Pricing: applies at any date if (i) the ratio of Funded Debt to EBITDA in effect on such date is less than 2.75:1 and (ii) neither Level I Pricing nor Level II Pricing applies.

     "Level IV Pricing" applies at any date if (i) the ratio of Funded Debt to EBITDA in effect on such date is less than 3.25:1 and (ii) none of Level I Pricing, Level II Pricing and Level III Pricing applies.

     "Level V Pricing" applies at any date if, on such date, the ratio of Funded Debt to EBITDA is equal to or greater than 3.25:1.00.

                                                                       Exhibit C



                           [Form of Issuance Request]


PNC Bank, National Association
Two Tower Center Boulevard
East Brunswick, New Jersey 08816

                                    _______ __, 199_

Attention:  __________________

          Request for Issuance of Letter
          of Credit under Amended and Restated
          Revolving Credit Agreement dated as of April 21, 1999
          -----------------------------------------------------

Dear Sirs:

          Pursuant to Section 2.15 of that certain Amended and Restated Revolving Credit Agreement dated as of April 21, 1999 among Guest Supply, Inc., certain Subsidiaries, PNC Bank, National Association, First Union National Bank, and Fleet Bank, N.A., as Lenders, and PNC Bank, National Association, as Agent (as modified, amended or supplemented from time to time, the "Agreement;" the terms defined in the Agreement being used herein as therein defined), the undersigned requests that the Issuer issue a [Letter of Credit/documentary Letter of Credit] on ____________, 199_, to ________________, as beneficiary, for the account of the undersigned, in the face amount of _________________ (U.S.$_____________), and with an expiration date of _____________, 19__ [not more than earlier of 12 months or Maturity Date].

          The undersigned hereby certifies that (i) the Letter of Credit is to be issued to support financial obligations of the undersigned incurred in the ordinary course of business and relate to ____________; (ii) the face amount of the Letter of Credit requested hereby when added to the Letter of Credit Outstandings will not exceed the Letter of Credit Availability on the requested issuance date; (iii) the face amount of the Letter of Credit requested hereby when added to all Revolving Credit Loans and Letter of Credit Outstandings does not exceed the aggregate amount of the Revolving Loan Commitment; (iv) the representations and warranties made by the Borrower in or in connection with the Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof (except for representations and warranties which speak as of another date, in which case such representations and warranties were true in all material respects as of such date); (v) no Default or Event of Default has occurred and is continuing under the Agreement or will result from the issuance of the Letter of Credit requested by this certificate; and (vi) the undersigned has performed in all material respects all agreements and satisfied all conditions under the Agreement to be performed by the undersigned on or before the date hereof.

          [If the Letter of Credit requested is a documentary Letter Credit, include the following:

Drafts To Be Drawn At:  ____  Sight
                        ____  Other:  ______________________

          Commercial Invoices:  ____________________________ Copies

          Bills of Lading/1/:

          Insurance/2/:

          Other/3/:

          Covering/4/:

__________________________
/1/ Indicate whether "Ocean Bills of Lading," "Railway Bills of Lading," "Truck Bills of Lading," "Airway Bill," "Parcel Post," etc. Unless indicated otherwise, Lender will require (a) Ocean Bills of Lading: a full set of clean, on board Ocean Bills of Lading to shipper's order, blank endorsed and marked notify (buyer's name and address) and "freight collect" or "freight prepaid," (b) Air Way Bills: consigned to buyer, (c) Railway or Truck Bills of Lading: consigned to buyer, or (d) Parcel Post Receipt: addressed to buyer.


/2/ If insurance is to be covered by you, indicate "Insurance covered by buyer;" if the insurance is to be covered by the beneficiary, indicate "Insurance Policy or Certificate Required," and in addition, the risks that are to be covered.

/3/ Indicate particulars of any other document that may be required including the number of copies.

/4/ Indicate commodity to be shipped and quantity. Be as brief as possible. If necessary, mention contract or sales or order number(s) indicating whether they are your numbers or those of the beneficiary. Preferably, details such as grades, quantity and base prices, etc. should be omitted.

     Shipping terms should also be indicated here, i.e., "F.O.B. - vessel -(Port of Shipment)" or "C.I.F. - (Port of Destination)." In addition, the latest shipping date, a particular shiipping line, or a particular vessel may also be mentioned here.

          Shipment/5/:      From:              To:

          In Transit To:

          Partial Shipment: ____  Allowed
                            ____  Not Allowed
          Transhipments:    ____  Allowed
                            ____  Not Allowed

          Special Conditions/6/:

          Documents must be presented for negotiation ____ days after the date of bills of lading.]

          Capitalized terms used herein without definition shall have the meanings set forth in the Agreement.

Dated:  _______ __, 199_.

                                    [                      ]/*/

                                    By:__________________________
                                       Name:
                                       Title:

___________________________

/5/ Insert name of loading port, or name of city (if unknown, name of country). Indicate the name of the destination of the goods; if destination is other than the port of entry, mention the port of entry, e.g., "to New York in transit to Toronto." If port of entry is not known, general terms such as "North American Port" or "U.S. East Coast Port," etc. may be used.

/6/ If the amount of the credit represents a percentage of the total cost of the goods, so indicate, e.g., "representing 60% of invoice order," etc. Any other special condition should also be listed.

/*/  Insert corporate name of requesting entity.

                                                                       Exhibit D


                     [Form of Documentary Letter of Credit]

                                    _________________, 19__

                    IRREVOCABLE DOCUMENTARY LETTER OF CREDIT

                         PNC Bank, National Association

                          ___________________________

                          ___________________________

LETTER OF CREDIT NO. ______________

[Addressee Beneficiary]

Attention:  _____________

Gentlemen:

          We hereby issue this Documentary Letter of Credit No. ____________ ("Letter of Credit") at the request of and for the account of [______________]/*/, in the aggregate amount of U.S. _______________ and
_____/100 Dollars (U.S.$_______________.__), (the "Stated Amount") which is available to you by your draft[s] (in the form of Annex A attached hereto) when presented and accompanied by the original of this Documentary Letter of Credit and the following documents:

          Commercial Invoices:  _______________ Copies

          Bills of Lading:



          Insurance:

_______________________
/*/  Insert corporate name of account party.

          Other:


          Covering:


          Shipment:       From:              To:

          In Transit To:

          Partial Shipment:  ____  Allowed

                             ____  Not Allowed



          [The/All] draft[s] must be marked "Drawn under PNC Bank, National Association Documentary Bank Letter of Credit No. ____________ dated __________, 19__" and purportedly signed by your duly authorized officer. Such draft[s] together with the required documentation must be presented to us at our office located at ________________________________, Attention: __________________, on
or before the earlier of (x) ____________, 19__, and (y) the date you notify us in writing that the obligations covered by this Letter of Credit have been terminated, paid or otherwise satisfied in full (the earlier of such dates, the "Expiration Date"). The Stated Amount shall also be irrevocably reduced in part upon your written notice to us that the obligations covered by this Documentary Letter of Credit have been paid or otherwise satisfied in part (such reduction being in the amount set forth in your notice).

          Your draft[s] for payment under this Documentary Letter of Credit may be made by you on or prior to the Expiration Date hereof at any time during our business hours at our aforesaid address on a Business Day. As used herein, the term "Business Day" shall mean a day on which we are open for the purpose of conducting a banking business at our above address.

          If your draft is presented to us by you on a Business Day on or prior to the Expiration Date in accordance with the terms of this Documentary Letter of Credit (i) after 10:00 a.m. but before 1:00 p.m. New Jersey time payment shall be made to you of the amount specified in your draft (which specified amount shall not exceed the Stated Amount) in immediately available funds, not later than 10:00 a.m. New Jersey time on the next Business Day, or (ii) after 1:00 p.m. New Jersey time but prior to our close of business on that Business Day, payment shall be made to you of the amount specified in your draft (which specified amount shall not exceed the Stated Amount) in immediately available funds, not later than 3:00 p.m. New Jersey time on the next Business Day.

          If a draft made by you hereunder does not conform, in any instance, to the terms and conditions of this Documentary, Letter of Credit, we shall give you prompt notice that your demand for payment was not effected in accordance with the terms and conditions of this Documentary Letter of Credit and that we will upon your instructions hold any documents at your disposal or return the same to you. Upon your being notified by us that your demand for payment was not effected in conformity with this Documentary Letter of Credit, you may correct any such nonconforming demand for payment hereunder to the extent that you are entitled to do so. You shall be assessed a handling charge of $__________ for each set of documents presented to us for payment under this Documentary Letter of Credit in which discrepancies are noted by us after our examination thereof and it becomes necessary for us to send documents to or otherwise communicate with [name of account party] for approval of payment under this Documentary Letter of Credit. The handling charge shall be deducted from any remittance made by us to you under this Documentary Letter of Credit.

          Only you may make a drawing under this Documentary Letter of Credit. Upon our payment to you or to your account as you have demanded hereunder, we shall be fully discharged of our obligation under this Documentary Letter of Credit with respect to such draft. By paying to you the amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded. This Documentary Letter of Credit may not be transferred or assigned. This Documentary Letter of Credit shall be promptly surrendered to us by you on the Expiration Date if no demand for payment has been made hereunder.

          This Documentary Letter of Credit sets forth in full our entire undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any other document, instrument or agreement referred to herein or otherwise, except only the draft referred to herein in the form of Annex A hereto and the Uniform Customs referred to below, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such draft and the Uniform Customs.

          [This Documentary Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500, (the "Uniform Customs") which is incorporated herein by reference.] This Documentary Letter of

Credit shall be deemed to be a contract made under the laws of the State of New York and shall [, as to matters not governed by the Uniform Customs,] be governed by and construed in accordance with the laws of said State.



                                    Very truly yours,

                                    PNC BANK, NATIONAL ASSOCIATION



                                    By:__________________________________
                                       Name:
                                       Title:

                            CERTIFICATE FOR DRAWING

                                              Annex A to PNC Bank, National
                                              Association Documentary Letter of
                                              Credit No. ______________

                                  DRAWN UNDER
                         PNC BANK, NATIONAL ASSOCIATION
                          DOCUMENTARY LETTER OF CREDIT
                    NO. _____________ DATED _________, 19__.

PNC Bank, National Association
Two Tower Center Boulevard
East Brunswick, New Jersey  08816

Attention: ________________________

          The undersigned, [Name], [Title], a duly authorized officer acting on behalf of _______________________ (the "Beneficiary"), hereby certifies to PNC Bank, National Association (the "Issuer"), with reference to Documentary Letter of Credit No. ________________ (the "Letter of Credit") issued by the Issuer in favor of the Beneficiary, as follows:

          1. Payment to the Beneficiary under the Letter of Credit is requested in an amount equal to U.S. $____________.

          2. The amount requested hereby does not exceed the Stated Amount under the Letter of Credit.

          3.  The Letter of Credit has not terminated or expired.

          4. Payment of the amount demanded hereby should be made by [wire transfer on the Federal Reserve wire system in immediately available funds/certified or bank check] to account number _________ located at ____________. Said [wire transfer/check] shall be made payable to the order of the Beneficiary.

          IN WITNESS WHEREOF, the Beneficiary has executed and delivered this certificate this ___ day of _______________ 1995.

                                    [Beneficiary]

                                    By:______________________
                                       Name:
                                       Title:

                                                                       Exhibit E


                       [Form of Standby Letter of Credit]


                                    _______ __, 199_


                          IRREVOCABLE LETTER OF CREDIT

                         PNC Bank, National Association

                         _____________________________

                         _____________________________

IRREVOCABLE LETTER OF CREDIT NO. _________________

[Addressee Beneficiary]

Attention:  _______________

Gentlemen:

          We hereby establish, effective immediately, by order of and for the account of [_________________]/*/, our irrevocable standby Letter of Credit No. _______________ ("Letter of Credit") in the aggregate amount of U.S.
____________________ and ____/100 Dollars (U.S. $_______________.__) (such amount being herein called the "Stated Amount") in your favor.

          You may demand payment under this Letter of Credit one time only and such demand will be duly honored by us upon your presentation to us of your certificate in the form of Annex A attached hereto marked "Drawn under PNC Bank, National Association Irrevocable Letter of Credit No. _________ dated ______________, 19__" and purportedly signed by your duly authorized officer, together with the original of this Letter of Credit and all amendments, if any, thereto, at our office located at ________________________, Attention:
__________________, on or before the earlier of (x) _____________, 19__ and (y)
the date you notify us in writing that the obligations covered by this Letter of Credit have been terminated, paid or otherwise satisfied in full (the earlier of such dates, the "Expiration Date"). The Stated Amount shall also be irrevocably reduced in part upon your written notice to us that the

____________________________
/*/  Insert corporate name of account party.

obligations covered by this Letter of Credit have been paid or otherwise satisfied in part (such reduction being in the amount set forth in your notice).


          Your demand for payment under this Letter of Credit may be made by you on or prior to the Expiration Date hereof at any time during our business hours at our address set forth above on a Business Day. As used herein, the term "Business Day" shall mean a day on which we are open for the purpose of conducting a banking business at the above address.

          If your demand for payment is presented to us by you on a Business Day on or prior to the Expiration Date in accordance with the terms of this Letter of Credit (i) after 10:00 a.m. but before 1:00 p.m. New Jersey time, payment shall be made to you of the amount specified in your demand for payment (which specified amount shall not exceed the Stated Amount) in immediately available funds, not later than 10:00 a.m. New Jersey time on the next Business Day, or
(ii) after 1:00 p.m. New Jersey time on a Business Day but prior to our close of business on that Business Day, payment shall be made to you of the amount specified in your demand for payment (which specified amount shall not exceed the Stated Amount) in immediately available funds, not later than 3:00 p.m. New Jersey time on the next Business Day.

          If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that your demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor, and that we will upon you instructions hold any documents at your disposal or return the same to you. Upon your being notified by us that your demand for payment was not effected in conformity with this Letter of Credit, you may correct any such nonconforming demand for payment hereunder to the extent that you are entitled to do so.

          Only you may make a drawing under this Letter of Credit. Upon our payment to you or to your account as you have demanded hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such demand for payment and we shall not thereafter be obligated to make any further payment to you or any other person. By paying to you the amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded. This Letter of Credit may not be transferred or assigned. This Letter of Credit shall be promptly surrendered to us by you on the Expiration Date if no demand for payment has been made hereunder.

          This Letter of Credit sets forth in full our entire undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any other document, instrument or agreement referred to herein or otherwise, except only the certificate referred to herein in the form of Annex A hereto and the Uniform Customs referred to below, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate and the Uniform Customs.

          [This Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500, (the "Uniform Customs"), which is incorporated herein by reference.] This Letter of Credit shall be deemed to be a contract made under the laws of the State of New Jersey and shall [, as to matters not governed by the Uniform Customs,] be governed by and construed in accordance with the laws of said State.

                                    Very truly yours,

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:______________________
                                       Name:
                                       Title:

                            CERTIFICATE FOR DRAWING

                                       Annex A to PNC Bank, National Association
                                   Irrevocable Letter of Credit No. ____________

                                  DRAWN UNDER
                         PNC BANK, NATIONAL ASSOCIATION
                          IRREVOCABLE LETTER OF CREDIT
                  NO. __________ DATED _______________, 19__.

PNC Bank, National Association
Two Tower Center Boulevard
East Brunswick, New Jersey 08816

Attention:  __________________

          The undersigned,  [name] ,  [title] , a duly authorized officer acting
                           --------  ---------
on behalf of ______________________ (the "Beneficiary"), hereby certifies to PNC Bank, National Association (the "Issuer"), with reference to Irrevocable Letter of Credit No. ____________ (the "Letter of Credit") issued by the Issuer in favor of the Beneficiary, as follows:

          1. Payment to the Beneficiary under the Letter of Credit is demanded in an amount equal to U.S. $____________.

          2. The amount requested hereby does not exceed the Stated Amount under the Letter of Credit.

          3.  The Letter of Credit has not terminated or expired.

          4. Payment of the amount demanded hereby should be made by [wire transfer on the Federal Reserve wire system in immediately available funds/certified or bank check] to account number ____________ located at _____________. Said [wire transfer/check] shall be made payable to the order of the Beneficiary.

          IN WITNESS WHEREOF, the Beneficiary has executed and delivered this certificate this ____ day of _____________ 19__.

                                    [Beneficiary]



                                    By:______________________
                                       Name:
                                       Title:

                                   SCHEDULE I
                                   ----------

                Closing Date to First Commitment Reduction Date

   LENDER          FACILITY      PERCENTAGE  COMMITMENT
   ------          --------      ----------  ----------

PNC            Revolving Credit      .50    $17,500,000

First Union    Revolving Credit      .30    $10,500,000

Fleet Bank     Revolving Credit      .20    $ 7,000,000
            -------------------------------

                               Total        $35,000,000


      First Commitment Reduction Date to Second Commitment Reduction Date


   LENDER          FACILITY      PERCENTAGE  COMMITMENT
   ------          --------      ----------  ----------

PNC            Revolving Credit      .50    $12,500,000

First Union    Revolving Credit      .30    $ 7,500,000

Fleet Bank     Revolving Credit      .20    $ 5,000,000
            -------------------------------

                                Total       $25,000,000


                Second Commitment Reduction Date and Thereafter


   LENDER          FACILITY      PERCENTAGE  COMMITMENT
   ------          --------      ----------  ----------

PNC            Revolving Credit      .50    $ 7,500,000

First Union    Revolving Credit      .30    $ 4,500,000

Fleet Bank     Revolving Credit      .20    $ 3,000,000
            -------------------------------

                                Total       $15,000,000


     The Percentage of any Lender as of any date shall be equal to a fraction (expressed as a decimal) the numerator of which shall be, in the case of outstanding Loans, the outstanding principal amount of Loans and Letter of Credit Outstandings held by such Lender and the denominator of which shall be the aggregate outstanding principal amount of all Loans and Letter of Credit Outstandings held by all Lenders. If no Loans are outstanding, the Percentage of any Lender as of any date shall be equal to a fraction (expressed as a decimal) the numerator of which shall be the aggregate principal amount of Loans such Lender is committed to fund and the denominator of which shall be the aggregate principal amount of Loans all Lenders are committed to fund.

                             REVOLVING CREDIT NOTE


                                                      East Brunswick, New Jersey
$17,500,000                                                       April 21, 1999


     FOR VALUE RECEIVED, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation, GUEST PACKAGING, INC., a New Jersey corporation, BRECKENRIDGE-REMY CO., a Delaware corporation, GUEST DISTRIBUTION SERVICES, INC., a Delaware corporation and KAPADIA ENTERPRISES, INC. a California corporation (collectively, the "Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of PNC Bank, National Association ("PNC") at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100 ($17,500,000) DOLLARS, or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by PNC to the Borrower pursuant to Section 2.1 of the Credit Agreement on the dates and in the amounts specified in the Credit Agreement. The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from and including the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement.

     The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (the "Grid") the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, which endorsement shall constitute rebuttable presumptive evidence of the accuracy of the information endorsed; provided, however, that
                                                      --------  -------
the failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

     This Note is one of the Revolving Credit Notes referred to in the Revolving Credit Agreement dated the date hereof among the Borrower, PNC, First Union National Bank, and Fleet Bank, N.A., as Lenders, and PNC, as Agent (as the same may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement") is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment as set forth therein.

     Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

                              GUEST SUPPLY, INC.

                              By:____________________________
                                 Name:
                                 Title:

                              GUEST PACKAGING, INC.

                              By:____________________________
                                 Name:
                                 Title:

                              BRECKENRIDGE-REMY CO.

                              By:____________________________
                                 Name:
                                 Title:

                              GUEST DISTRIBUTION SERVICES, INC.

                              By:____________________________
                                 Name:
                                 Title:


                              KAPADIA ENTERPRISES, INC.


                              By:______________________
                              Name:
                              Title:

                              By:______________________
                              Name:
                              Title:

                                   Schedule 1
                            To Revolving Credit Note
                          dated April 21, 1999 made by
                   Guest Supply, Inc., Guest Packaging, Inc.
                             Breckenridge-Remy Co.,
                       Guest Distribution Services, Inc.,
                         and Kapadia Enterprises, Inc.
                              as joint and several
                   obligors to PNC Bank, National Association


                    Loans, Conversions and Payments of Loans



                   Amount of                           Unpaid
        Amount of  Principal  Interest  Interest     Principal      Notation
 Date     Loans     Repaid      Rate     Period   Balance of Loans  Made By

                             REVOLVING CREDIT NOTE


                                                      East Brunswick, New Jersey
$10,500,000                                                       April 21, 1999


     FOR VALUE RECEIVED, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation, GUEST PACKAGING, INC., a New Jersey corporation, BRECKENRIDGE-REMY CO., a Delaware corporation, and GUEST DISTRIBUTION SERVICES, INC., a Delaware corporation and KAPADIA ENTERPRISES, INC., a California corporation (collectively, the "Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of First Union National Bank ("FUNB") at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of TEN MILLION FIVE HUNDRED THOUSAND AND 00/100 ($10,500,000) DOLLARS, or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by FUNB to the Borrower pursuant to Section
2.1 of the Credit Agreement on the dates and in the amounts specified in the Credit Agreement. The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from and including the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement.

     The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (the "Grid") the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, which endorsement shall constitute rebuttable presumptive evidence of the accuracy of the information endorsed; provided, however, that
                                                      --------  -------
the failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

     This Note is one of the Revolving Credit Notes referred to in the Revolving Credit Agreement dated the date hereof among the Borrower, PNC Bank, National Association ("PNC"), FUNB and Fleet Bank, N.A., as Lenders, and PNC, as Agent (as the same may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement") is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment as set forth therein.

     Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

                              GUEST SUPPLY, INC.


                              By:____________________________
                                 Name:
                                 Title:

                              GUEST PACKAGING, INC.


                              By:____________________________
                                 Name:
                                 Title:

                              BRECKENRIDGE-REMY CO.


                              By:____________________________
                                 Name:
                                 Title:

                              GUEST DISTRIBUTION SERVICES, INC.


                              By:____________________________
                                 Name:
                                 Title:

                              KAPADIA ENTERPRISES, INC.


                              By:______________________
                              Name:
                              Title:

                              By:______________________
                              Name:
                              Title:

                                   Schedule 1
                            To Revolving Credit Note
                          dated April 21, 1999 made by
                 Guest Supply, Inc., Guest Packaging, Inc. and
                             Breckenridge-Remy Co.
                     Guest Distribution Services, Inc., and
                           Kapadia Enterprises, Inc.
                              as joint and several
                     obligors to First Union National Bank


                    Loans, Conversions and Payments of Loans



                   Amount of                           Unpaid
        Amount of  Principal  Interest  Interest     Principal      Notation
 Date     Loans     Repaid      Rate     Period   Balance of Loans  Made By

                             REVOLVING CREDIT NOTE


                                                      East Brunswick, New Jersey
$7,000,000                                                        April 21, 1999


     FOR VALUE RECEIVED, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation, GUEST PACKAGING, INC., a New Jersey corporation, BRECKENRIDGE-REMY CO., a Delaware corporation, and GUEST DISTRIBUTION SERVICES, INC., a Delaware corporation and KAPADIA ENTERPRISES, INC., a California corporation (collectively, the "Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of Fleet Bank, N.A. ("Fleet") at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of SEVEN MILLION AND 00/100 ($7,000,000) DOLLARS, or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by Fleet to the Borrower pursuant to Section 2.1 of the Credit Agreement on the dates and in the amounts specified in the Credit Agreement. The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from and including the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement.

     The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (the "Grid") the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, which endorsement shall constitute rebuttable presumptive evidence of the accuracy of the information endorsed; provided, however, that
                                                      --------  -------
the failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

     This Note is one of the Revolving Credit Notes referred to in the Revolving Credit Agreement dated the date hereof among the Borrower, PNC Bank, National Association ("PNC"), Fleet and First Union National Bank, as Lenders, and PNC, as Agent (as the same may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement") is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment as set forth therein.

     Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

                              GUEST SUPPLY, INC.


                              By:____________________________
                                 Name:
                                 Title:

                              GUEST PACKAGING, INC.


                              By:____________________________
                                 Name:
                                 Title:

                              BRECKENRIDGE-REMY CO.


                              By:____________________________
                                 Name:
                                 Title:

                              GUEST DISTRIBUTION SERVICES, INC.


                              By:____________________________
                                 Name:
                                 Title:

                              KAPADIA ENTERPRISES, INC.


                              By:______________________
                              Name:
                              Title:

                              By:______________________
                              Name:
                              Title:

                                   Schedule 1
                            To Revolving Credit Note
                          dated April 21, 1999 made by
                 Guest Supply, Inc., Guest Packaging, Inc. and
                             Breckenridge-Remy Co.
                     Guest Distribution Services, Inc., and
                           Kapadia Enterprises, Inc.
                              as joint and several
                          obligors to Fleet Bank, N.A.


                    Loans, Conversions and Payments of Loans



                   Amount of                           Unpaid
        Amount of  Principal  Interest  Interest     Principal      Notation
 Date     Loans     Repaid      Rate     Period   Balance of Loans  Made By

                             REVOLVING CREDIT NOTE


                                                      East Brunswick, New Jersey
$10,500,000                                                       April 21, 1999


     FOR VALUE RECEIVED, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation, GUEST PACKAGING, INC., a New Jersey corporation, BRECKENRIDGE-REMY CO., a Delaware corporation, and GUEST DISTRIBUTION SERVICES, INC., a Delaware corporation and KAPADIA ENTERPRISES, INC., a California corporation (collectively, the "Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of First Union National Bank ("FUNB") at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of TEN MILLION FIVE HUNDRED THOUSAND AND 00/100 ($10,500,000) DOLLARS, or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by FUNB to the Borrower pursuant to Section
2.1 of the Credit Agreement on the dates and in the amounts specified in the Credit Agreement. The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from and including the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement.

     The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (the "Grid") the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, which endorsement shall constitute rebuttable presumptive evidence of the accuracy of the information endorsed; provided, however, that
                                                      --------  -------
the failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

     This Note is one of the Revolving Credit Notes referred to in the Revolving Credit Agreement dated the date hereof among the Borrower, PNC Bank, National Association ("PNC"), FUNB and Fleet Bank, N.A., as Lenders, and PNC, as Agent (as the same may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement") is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment as set forth therein.

     Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

                              GUEST SUPPLY, INC.


                              By:____________________________
                                 Name:
                                 Title:

                              GUEST PACKAGING, INC.


                              By:____________________________
                                 Name:
                                 Title:

                              BRECKENRIDGE-REMY CO.


                              By:____________________________
                                 Name:
                                 Title:

                              GUEST DISTRIBUTION SERVICES, INC.


                              By:____________________________
                                 Name:
                                 Title:

                              KAPADIA ENTERPRISES, INC.


                              By:______________________
                              Name:
                              Title:

                              By:______________________
                              Name:
                              Title:

                                   Schedule 1
                            To Revolving Credit Note
                          dated April 21, 1999 made by
                 Guest Supply, Inc., Guest Packaging, Inc. and
                             Breckenridge-Remy Co.
                     Guest Distribution Services, Inc., and
                           Kapadia Enterprises, Inc.
                              as joint and several
                     obligors to First Union National Bank


                    Loans, Conversions and Payments of Loans



                   Amount of                           Unpaid
        Amount of  Principal  Interest  Interest     Principal      Notation
 Date     Loans     Repaid      Rate     Period   Balance of Loans  Made By

                             REVOLVING CREDIT NOTE


                                                      East Brunswick, New Jersey
$7,000,000                                                        April 21, 1999


     FOR VALUE RECEIVED, the undersigned, GUEST SUPPLY, INC., a New Jersey corporation, GUEST PACKAGING, INC., a New Jersey corporation, BRECKENRIDGE-REMY CO., a Delaware corporation, and GUEST DISTRIBUTION SERVICES, INC., a Delaware corporation and KAPADIA ENTERPRISES, INC., a California corporation (collectively, the "Borrower"), hereby jointly and severally, unconditionally promise to pay to the order of Fleet Bank, N.A. ("Fleet") at the Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of SEVEN MILLION AND 00/100 ($7,000,000) DOLLARS, or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by Fleet to the Borrower pursuant to Section 2.1 of the Credit Agreement on the dates and in the amounts specified in the Credit Agreement. The Borrower further agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from and including the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement.

     The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof (the "Grid") the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, which endorsement shall constitute rebuttable presumptive evidence of the accuracy of the information endorsed; provided, however, that
                                                      --------  -------
the failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such Revolving Credit Loan.

     This Note is one of the Revolving Credit Notes referred to in the Revolving Credit Agreement dated the date hereof among the Borrower, PNC Bank, National Association ("PNC"), Fleet and First Union National Bank, as Lenders, and PNC, as Agent (as the same may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement") is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment as set forth therein.

     Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

                              GUEST SUPPLY, INC.


                              By:____________________________
                                 Name:
                                 Title:

                              GUEST PACKAGING, INC.


                              By:____________________________
                                 Name:
                                 Title:

                              BRECKENRIDGE-REMY CO.


                              By:____________________________
                                 Name:
                                 Title:

                              GUEST DISTRIBUTION SERVICES, INC.


                              By:____________________________
                                 Name:
                                 Title:

                              KAPADIA ENTERPRISES, INC.


                              By:______________________
                              Name:
                              Title:

                              By:______________________
                              Name:
                              Title:

                                   Schedule 1
                            To Revolving Credit Note
                          dated April 21, 1999 made by
                 Guest Supply, Inc., Guest Packaging, Inc. and
                             Breckenridge-Remy Co.
                     Guest Distribution Services, Inc., and
                           Kapadia Enterprises, Inc.
                              as joint and several
                          obligors to Fleet Bank, N.A.


                    Loans, Conversions and Payments of Loans



                   Amount of                           Unpaid
        Amount of  Principal  Interest  Interest     Principal      Notation
 Date     Loans     Repaid      Rate     Period   Balance of Loans  Made By



                                       3